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                                                                   Exhibit 10.14
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                         iSTAR ASSET RECEIVABLES TRUST,
                                     Issuer


                                       and


                       LASALLE BANK NATIONAL ASSOCIATION,
                                Indenture Trustee


                                       and


                               ABN AMRO BANK N.V.
                                  Fiscal Agent


                        ---------------------------------

                                    INDENTURE

                            Dated as of May 17, 2000
                        ---------------------------------



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                                TABLE OF CONTENTS

                                                                    Page

                                    ARTICLE I
DEFINITIONS 1
Section 1.01  Definitions; Interpretation..............................1

                                   ARTICLE II
THE BONDS.............................................................13
Section 2.01  Form Generally..........................................13
Section 2.02  Denominations...........................................13
Section 2.03  Execution, Authentication, and Delivery.................13
Section 2.04  Authenticating Agent....................................14
Section 2.05  Registration of and Limitations on
              Transfer and Exchange of Bonds..........................15
Section 2.06  Mutilated, Destroyed, Lost or Stolen Bonds..............16
Section 2.07  Persons Deemed Owners...................................17
Section 2.08  Appointment of Paying Agent.............................17
Section 2.09  Access to List of Bondholders' Names and
              Addresses...............................................18
Section 2.10  Cancellation............................................18
Section 2.11  New Issuances...........................................18
Section 2.12  Book-Entry Bonds........................................20
Section 2.13  Notices to Clearing Agency..............................21
Section 2.14  Definitive Bonds........................................21
Section 2.15  Arrangements with Substantially Similar Issuers.........22

                                   ARTICLE III
REPRESENTATIONS AND COVENANTS OF THE ISSUER...........................23
Section 3.01  Payment of Principal and Interest.......................23
Section 3.02  Maintenance of Office or Agency.........................23
Section 3.03  Establishment of Collection Accounts....................24
Section 3.04  Establishment of Bond Distribution Account..............24
Section 3.05  Establishment of Certificate Distribution Account.......24
Section 3.06  Money for Bond Payments to Be Held in Trust.............25
Section 3.07  Allocation of Collections...............................26
Section 3.08  Unclaimed Funds.........................................29
Section 3.09  Existence...............................................29
Section 3.10  Protection of Issuer....................................30
Section 3.11  Performance of Obligations; Servicing of
              Issuer Assets...........................................30
Section 3.12  Negative Covenants......................................32
Section 3.13  Issuer May Consolidate, Etc., Only on
              Certain Terms...........................................32
Section 3.14  Successor Substituted...................................34
Section 3.15  No Other Business.......................................34
Section 3.16  No Borrowing............................................34
Section 3.17  Guarantees, Loans, Advances and Other
              Liabilities.............................................35


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Section 3.18  Capital Expenditures....................................35
Section 3.19  Restricted Payments.....................................35
Section 3.20  Further Instruments and Acts............................35

                                   ARTICLE IV
SATISFACTION AND DISCHARGE............................................36
Section 4.01  Satisfaction and Discharge of this Indenture............36
Section 4.02  Application of Trust Money..............................37

                                    ARTICLE V
DEFAULTS AND REMEDIES.................................................37
Section 5.01  Indenture Events of Default.............................37
Section 5.02  Controlling Holder......................................37
Section 5.03  Collection of Indebtedness and Suits for
              Enforcement by Indenture Trustee........................37
Section 5.04  Remedies; Rescission of Acceleration....................39
Section 5.05  Allocation of Available Series Funds....................41
Section 5.06  Indenture Trustee May Enforce Claims
              Without Possession of Bonds.............................42
Section 5.07  Limitation on Suits.....................................42
Section 5.08  Unconditional Rights of Bondholders to
              Receive Principal and Interest..........................43
Section 5.09  Restoration of Rights and Remedies......................43
Section 5.10  Rights and Remedies Cumulative..........................43
Section 5.11  Delay or Omission Not Waiver............................43
Section 5.12  Rights of Bondholders to Direct Indenture Trustee.......44
Section 5.13  Waiver of Past Defaults.................................44
Section 5.14  Undertaking for Costs...................................44
Section 5.15  Waiver of Stay or Extension Laws........................45
Section 5.16  Sale of Issuer Assets...................................45
Section 5.17  Action on Bonds.........................................46

                                   ARTICLE VI
THE INDENTURE TRUSTEE.................................................46
Section 6.01  Duties of the Indenture Trustee.........................46
Section 6.02  Notice of Indenture Event of Default....................48
Section 6.03  Rights of Indenture Trustee.............................49
Section 6.04  Not Responsible for Recitals or Issuance of Bonds.......50
Section 6.05  May Hold Bonds..........................................50
Section 6.06  Money Held in Trust.....................................50
Section 6.07  Compensation, Reimbursement, and Indemnification........50
Section 6.08  Replacement of Indenture Trustee........................51
Section 6.09  Successor Indenture Trustee by Merger...................52
Section 6.10  Appointment of Co-Indenture Trustee or
              Separate Indenture Trustee..............................53
Section 6.11  Eligibility; Disqualification...........................54

Section 6.12  Representations and Covenants of the
              Indenture Trustee.......................................54

                                   ARTICLE VII
BONDHOLDERS' LIST AND REPORTS BY INDENTURE TRUSTEE AND ISSUER.........55
Section 7.01  Issuer to Furnish Indenture Trustee Names
              and Addresses of Bondholders............................55
Section 7.02  Preservation of Information;
              Communications to Bondholders...........................55

                                  ARTICLE VIII
ACCOUNTING AND RELEASES...............................................56
Section 8.01  Collection of Money.....................................56
Section 8.02  Release of Collateral...................................56

                                   ARTICLE IX
SUPPLEMENTAL INDENTURES...............................................57
Section 9.01  Supplemental Indentures Without Consent of
              Bondholders.............................................57
Section 9.02  Supplemental Indentures with Consent of Bondholders.....59
Section 9.03  Execution of Supplemental Indentures....................61
Section 9.04  Effect of Supplemental Indenture........................61
Section 9.05  Reference in Bonds to Supplemental Indentures...........61
Section 9.06  Amendments in General...................................61

                                    ARTICLE X
MISCELLANEOUS.........................................................61
Section 10.01 Form of Documents Delivered to Indenture Trustee........61
Section 10.02 Acts of Bondholders.....................................62
Section 10.03 Notices, Etc. to Indenture Trustee,
              Issuer, and Rating Agencies.............................63
Section 10.04  Notices to Bondholders; Waiver.........................64
Section 10.05  Administrator to Act for Issuer........................65
Section 10.06  Alternate Payment and Notice Provisions................65
Section 10.07  Effect of Headings and Table of Contents...............65
Section 10.08  Successors and Assigns.................................65
Section 10.09  Separability...........................................65
Section 10.10  Benefits of Indenture..................................65
Section 10.11  Legal Holidays.........................................66
Section 10.12  Governing Law..........................................66
Section 10.13  Counterparts...........................................66
Section 10.14  Issuer Obligation......................................66
Section 10.15  No Petition............................................66
Section 10.16  Limitation of Owner Trustee Liability..................67


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                                       iv
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                                        v
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                                       vi
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            INDENTURE, dated as of May 17, 2000, among iStar Asset Receivables
Trust, a business trust established under the laws of the State of Delaware (the "ISSUER"), and LaSalle Bank National Association, a national banking association, as indenture trustee (the "INDENTURE Trustee") and ABN AMRO BANK N.V., a Netherlands banking corporation, as fiscal agent (the "FISCAL AGENT").


                              PRELIMINARY STATEMENT

            The Issuer has duly authorized the execution and delivery of this Indenture to provide for issues of Series of its mortgage backed bonds called "STARS." All covenants and agreements made by the Issuer in this Indenture are for the benefit and security of the Bondholders.


                                    ARTICLE I

                                   DEFINITIONS

      Section 1.1 DEFINITIONS; INTERPRETATION.

      (1) Except as otherwise specified herein or as the context otherwise may require, capitalized terms used but not defined herein are defined in Appendix I hereto, which also contains rules as to usage that shall be applicable herein.

      (2) If, with respect to any Series, a conflict exists between the provisions of this Indenture and any Supplemental Indenture, the provisions of the Supplemental Indenture shall be controlling for the related Series.

      (3) As used in this Indenture and unless the context requires a different meaning, capitalized terms are used in this Indenture with the following meanings:

      "ACT" has the meaning specified in SECTION 10.02.

      "AGGREGATE INTEREST/INTEREST FUNDS AMOUNT" means, with respect to any Interest Surplus Series and any Payment Date, an amount equal to the sum of the Allocated Interest/Interest Funds Amounts on such Payment Date with respect to each Series that is an Eligible Interest Deficit Series related to such Interest Surplus Series.

      "AGGREGATE INTEREST/PRINCIPAL FUNDS AMOUNT" means, with respect to any Interest Surplus Series and any Payment Date, an amount equal to the sum of the Allocated Interest/Principal

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Funds Amounts on such Payment Date with respect to each Series that is an
Eligible Principal Deficit Series related to such Interest Surplus Series.

      "AGGREGATE PRINCIPAL/INTEREST FUNDS AMOUNT" means, with respect to any Principal Surplus Series and any Payment Date, an amount equal to the sum of the Allocated Principal/Interest Funds Amounts on such Payment Date with respect to each Series that is an Eligible Interest Deficit Series related to such Principal Surplus Series.

      "AGGREGATE PRINCIPAL/PRINCIPAL FUNDS AMOUNT" means, with respect to any Principal Surplus Series and any Payment Date, an amount equal to the sum of the Allocated Principal/Principal Funds Amounts on such Payment Date with respect to each Series that is an Eligible Principal Deficit Series related to such Principal Surplus Series.

      "ALLOCATED INTEREST/INTEREST FUNDS AMOUNT" means, with respect to any Payment Date, any Interest Surplus Series and any Interest Deficit Series which is an Eligible Interest Deficit Series with respect to such Interest Surplus Series, the amount of the Shared Interest Funds from to such Interest Surplus Series allocated to make payments on such Interest Deficit Series pursuant to
SECTION 3.07(e)(i) on such Payment Date, which is an amount equal to the product of (i) a fraction, the numerator of which is the Remaining Shared Interest Funds of such Interest Surplus Series on such Payment Date, and the denominator of which is the sum of the Remaining Shared Interest Funds of each Interest Surplus Series for which the Interest Deficit Series is also an Eligible Interest Deficit Series on such Payment Date, and (ii) the Interest Deficit Amount for such Interest Deficit Series, in each case, prior to the application of Shared Interest Funds to reduce the Interest Deficit Amount of such Interest Deficit Series on such Payment Date.

      "ALLOCATED INTEREST/PRINCIPAL FUNDS AMOUNT" means, with respect to any Payment Date, any Interest Surplus Series and any Principal Deficit Series which is an Eligible Principal Deficit Series with respect to such Interest Surplus Series after application of Shared Principal Funds pursuant to SECTION 3.07(f)(i) on such Payment Date, the amount of the Shared Interest Funds from such Interest Surplus Series allocated to make payments on such Principal Deficit Series pursuant to SECTION 3.07(f)(ii) on such Payment Date, which is an amount equal to the product of (i) a fraction, the numerator of which is the Remaining Shared Interest Funds of such Interest Surplus Series on such Payment Date, and the denominator of which is sum of the Remaining Shared Interest Funds of each Interest Surplus Series for which the Principal Deficit Series is also an Eligible Principal Deficit Series on such Payment Date, and (ii) the Principal Deficit Amount for such Principal Deficit Series remaining after application of SECTION 3.07(f)(i) on such Payment Date, in each case prior to the application of Shared Interest Funds to reduce the Principal Deficit Amount of such Principal Deficit Series on such Payment Date .

      "ALLOCATED PRINCIPAL/INTEREST FUNDS AMOUNT" means, with respect to any Payment Date, any Principal Surplus Series and any Series which is an Eligible Interest Deficit Series with respect to such Principal Surplus Series after application of Shared Interest Funds pursuant to

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SECTION 3.07(e)(i) on such Payment Date, the amount of the Shared Principal
Funds from such Principal Surplus Series allocated to make payments on such Interest Deficit Series pursuant to SECTION 3.07(e)(ii) on such Payment Date, which is an amount equal to the product of (i) a fraction, the numerator of which is the Remaining Shared Principal Funds of such Principal Surplus Series on such Payment Date, and the denominator of which is the sum of the Remaining Shared Principal Funds of each other Principal Surplus Series with respect to which such Eligible Interest Deficit Series is also an Eligible Interest Deficit Series on such Payment Date, and (ii) the Interest Deficit Amount for such Interest Deficit Series remaining after application of SECTION 3.07(e)(i) on such Payment Date, in each case prior to the application of Shared Principal Funds to reduce the Interest Deficit Amount of such Interest Deficit Series on such Payment Date.

      "ALLOCATED PRINCIPAL/PRINCIPAL FUNDS AMOUNT" means, with respect to any Payment Date, any Principal Surplus Series and any Series which is an Eligible Principal Deficit Series with respect to such Principal Surplus Series, the amount of the Shared Principal Funds from such Principal Surplus Series allocated to make payments on such Principal Deficit Series pursuant to SECTION 3.07(f)(i) on such Payment Date, which is an amount equal to the product of (i) a fraction, the numerator of which is the Remaining Shared Principal Funds of such Principal Surplus Series on such Payment Date, and the denominator of which is sum of the Remaining Shared Principal Funds of each Principal Surplus Series with respect to which the Principal Deficit Series is also an Eligible Principal Deficit Series on such Payment Date, and (ii) the Principal Deficit Amount for such Principal Deficit Series, in each case, prior to the application of Shared Principal Funds to reduce the Principal Deficit Amount of such Principal Deficit Series on such Payment Date.

      "AUTOMATIC INDENTURE EVENT OF DEFAULT" has the meaning specified in
SECTION 5.01.

      "AVAILABLE SERIES FIXED RATE INTEREST FUNDS" means, with respect to any Series and any Collection Period, the sum of the following amounts (as amended or modified by the applicable Supplemental Indenture):

      (i) the total amount of all cash received in respect of interest payments (including any deferred interest payments) and other non-principal payments due in such Collection Period on the Loans included in the related Fixed Rate Series Issuer Assets or on any Equity Interests related to such Loans that are on deposit in the Primary Collection Account on the Business Day preceding the related Remittance Date exclusive of (a) interest payments on the related Fixed Rate Series Issuer Assets collected but due on a Due Date subsequent to such Collection Period, (b) the interest portion of Principal Prepayments, Balloon Payments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and other unscheduled Recoveries with respect to the related Fixed Rate Series Issuer Assets received subsequent to such Collection Period, (c) all amounts in the Primary Collection Account on the last day of the Collection Period that are due to persons other than

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            the Bondholders of such Series, including any amounts allocable to the reimbursement of Control Advances made by SFI pursuant to the applicable Servicing Agreement and reimbursement of Protective Advances that have been deemed to be Nonrecoverable Advances, and
            (d) amounts deposited in the Primary Collection Account in error during such Collection Period;

      (ii) all Bond Interest Advances made with respect to the related Bonds or the related Fixed Rate Series Issuer Assets, as specified in the applicable Supplemental Indenture, during such Collection Period;

      (iii) all Control Advances in respect of interest made on the Fixed Rate Series Issuer Assets;

      (iv) all payments in respect of interest deposited into the Primary Collection Account during such Collection Period with respect any related Fixed Rate Series Issuer Asset which SFI is required to repurchase pursuant to the Company Purchase Agreement;

      (v) all payments made during such Collection Period by the Issuer in respect of the interest portion of optional redemptions of the Bonds of such Series not made from payments on the related Fixed Rate Series Issuer Assets;

      (vi) Recoveries with respect to the related Fixed Rate Series Issuer Assets received during such Collection Period; and

      (vii) all other fees collected with respect to the Fixed Rate Series Issuer Assets which are payable to the Issuer, as specified in the applicable Supplemental Indenture, which fees may include, but are not limited to, Prepayment Premiums, Exit Fees, Loan Fees and Extension Fees.

      "AVAILABLE SERIES FIXED RATE PRINCIPAL FUNDS" means, with respect to any Series and any Collection Period, the sum of the following amounts (as amended or modified by the applicable Supplemental Indenture):

      (i) the total amount of all cash received during such Collection Period in respect of principal payments, including, but not limited to, Principal Prepayments, Balloon Payments, Net Insurance Proceeds, Net Liquidation Proceeds and Condemnation Proceeds, made on the related Fixed Rate Series Issuer Assets that is on deposit in the Primary Collection Account on the Business Day preceding the related Remittance Date, exclusive of (a) scheduled principal payments on the related Fixed Rate Series Issuer Assets collected during such Collection Period but due on a Due Date subsequent to the related Collection Period, (b) Principal
            Prepay

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            ments, Balloon Payments, Net Liquidation Proceeds, Net Insurance
            Proceeds, Condemnation Proceeds and other unscheduled Recoveries with respect to the related Fixed Rate Series Issuer Assets received during such Collection Period which were due in a subsequent Collection Period, (c) all amounts in the Collection Account on the last day of such Collection Period that are due to persons other than the Bondholders of such Series, including any amounts allocable to the reimbursement of Control Advances made by SFI pursuant to the applicable Servicing Agreement and reimbursement of Protective Advances, (d) any deferred interest payments on the related Fixed Rate Series Issuer Assets, and (e) amounts deposited in the Primary Collection Account during such Collection Period in error;

      (ii) all Principal Advances made with respect to the related Bonds or the related Fixed Rate Series Issuer Assets, as specified in the applicable Supplemental Indenture, during such Collection Period;

      (iii) all Control Advances in respect of principal made on the Fixed Rate Series Issuer Assets;

      (iv) all payments in respect of principal deposited into the Primary Collection Account during such Collection Period with respect any related Fixed Rate Series Issuer Asset which SFI is required to repurchase pursuant to the Company Purchase Agreement; and

      (v) all payments during such Collection Period by the Issuer in respect of the principal portion of payments in respect of optional redemptions of the Bonds of such Series not made from payments on the related Fixed Rate Series Issuer Assets.

      "AVAILABLE SERIES FLOATING RATE INTEREST FUNDS" means, with respect to any Series and any Collection Period, the sum of the following amounts (as amended or modified by the applicable Supplemental Indenture):

      (i) the total amount of all cash received in respect of interest payments (including any deferred interest payments) and other non-principal payments due in such Collection Period on the Loans included in the related
            Floating Rate Series Issuer Assets or on any Equity
            Interests related to such Loans that are on deposit in the Primary Collection Account on the Business Day preceding the related Remittance Date exclusive of (a) interest payments on the related Floating Rate Series
            Issuer Assets collected but due on a Due Date subsequent to such Collection Period, (b) the interest portion of Principal Prepayments, Balloon Payments, Liquidation
            Proceeds, Insurance Proceeds, Condemnation Proceeds and other unscheduled Recoveries with respect to the related
            Floating Rate Series Issuer Assets received subsequent to such Collection Period, (c) all amounts in the Primary Collection Account on the last day of the Collection Period that are due to persons other than the Bondholders of such Series, including any amounts allocable to the reimbursement of Control Advances made by SFI pursuant to the applicable Servicing Agreement and reimbursement of Protective Advances that have been deemed to be Nonrecoverable Advances, and (d) amounts deposited in the Primary Collection Account in error during such Collection Period;

      (ii) all Bond Interest Advances made with respect to the related Bonds or the related Floating Rate Series Issuer Assets, as specified in the applicable Supplemental Indenture, during such Collection Period;

      (iii) all Control Advances in respect of interest made on the Floating Rate Series Issuer Assets;

      (iv) all payments in respect of interest deposited into the Primary Collection Account during such Collection Period with respect any related Floating Rate Series Issuer Asset which SFI is required to repurchase pursuant to the Company Purchase Agreement;

      (v) all payments made during such Collection Period by the Issuer in respect of the interest portion of optional redemptions of the Bonds of such Series not made from payments on the related Floating Rate Series Issuer Assets;

      (vi) Recoveries with respect to the related Floating Rate Series Issuer Assets received during such Collection Period; and

      (vii) all other fees collected with respect to the Floating Rate Series Issuer Assets which are payable to the Issuer, as specified in the applicable Supplemental Indenture, which fees may include, but are not limited to, Prepayment Premiums, Exit Fees, Loan Fees and Extension Fees.

      "AVAILABLE SERIES FLOATING RATE PRINCIPAL FUNDS" means, with respect to any Series and any Collection Period, the sum of the following amounts (as amended or modified by the applicable Supplemental Indenture):

      (i) the total amount of all cash received during such Collection Period in respect of principal payments, including, but not limited to, Principal Prepayments, Balloon Payments, Net Insurance Proceeds, Net Liquidation Proceeds and Condemnation Proceeds, made on the related Floating Rate Series Issuer Assets that is on deposit in the Primary Collection Account on the Business Day preceding the related Remittance Date, exclusive of (a) scheduled principal payments on the related Floating Rate Series Issuer Assets collected during such Collection Period but due on a Due Date subsequent to the related Collection Period, (b) Principal Prepayments, Balloon Payments, Net Liquidation Proceeds, Net Insurance Proceeds, Condemnation Proceeds and other unscheduled Recoveries with respect to the related Floating Rate Series Issuer Assets received during such Collection Period which were due in a subsequent Collection Period, (c) all amounts in the Collection Account on the last day of such Collection Period that are due to persons other than the Bondholders of such Series, including any amounts allocable to the reimbursement of Control Advances made by SFI pursuant to the applicable Servicing Agreement and reimbursement of Protective Advances, (d) any deferred interest payments on the related

            Floating Rate Series Issuer Assets, and (e) amounts deposited in the Primary Collection Account during such Collection Period in error;

      (ii) all Principal Advances made with respect to the related Bonds or the related Floating Rate Series Issuer Assets, as specified in the applicable Supplemental Indenture, during such Collection Period;

      (iii) all Control Advances in respect of principal made on the Floating Rate Series Issuer Assets;

      (iv) all payments in respect of principal deposited into the Primary Collection Account during such Collection Period with respect any related Floating Rate Series Issuer Asset which SFI is required to repurchase pursuant to the Company Purchase Agreement; and

      (v) all payments during such Collection Period by the Issuer in respect of the principal portion of payments in respect of optional redemptions of the Bonds of such Series not made from payments on the related Floating Rate Series Issuer Assets.

      "AVAILABLE SERIES FUNDS" means, with respect to any Series and any Collection Period, the sum of the Available Series Interest Funds and Available Series Principal Funds.

      "AVAILABLE SERIES INTEREST FUNDS" means, with respect to any Series and any Collection Period, the sum of Available Series Fixed Rate Interest Funds and Available Series Floating Rate Interest Funds.

      "AVAILABLE SERIES PRINCIPAL FUNDS" means, with respect to any Series and any Collection Period, the sum of Available Series Fixed Rate Principal Funds and Available Series Floating Rate Principal Funds.

      "BOND OWNER" means, with respect to a Bond in book-entry form, the Person who is the owner of the beneficial interest of such book-entry Bond, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

      "BUSINESS DAY" means any day other than a Saturday, a Sunday, or a day on which national banking associations or state banking institutions in The City of New York or the city in which the principal corporate trust office of the Indenture Trustee is located are authorized or obligated by law or executive order or governmental decree to be closed.

      "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934.

      "CREDIT ENHANCEMENT" means, for any Series, the subordination, cash collateral guaranty or account, collateral interest, letter of credit, surety bond, insurance policy, spread account, reserve account, cross-support feature, or any other credit support feature for the benefit of the holders of one or more Classes of securities of that Series.

      "CREDIT ENHANCEMENT AGREEMENT" means any agreement, instrument or document governing the terms of any Credit Enhancement of any Series or Class or pursuant to which any Credit Enhancement of any Series or Class is issued or outstanding.

      "ELIGIBLE INTEREST DEFICIT SERIES" means, with respect to any (i) Interest Surplus Series and any Payment Date, all subsequently issued Interest Deficit Series (by chronological order of date of issuance) on such Payment Date, and
(ii) Principal Surplus Series and any Payment Date, all subsequently issued Interest Deficit Series (by chronological order of date of issuance) on such Payment Date.

      "ELIGIBLE PRINCIPAL DEFICIT SERIES" means, with respect to any (i) Interest Surplus Series and any Payment Date, all subsequently issued Principal Deficit Series (by chronological order of date of issuance) on such Payment Date, and (ii) Principal Surplus Series and any Payment Date, all subsequently issued Principal Deficit Series (by chronological order of date of issuance) on such Payment Date.

      "FITCH" means Fitch IBCA, Inc. and its successors.

      "FIXED RATE SERIES ISSUER ASSETS" means, with respect to any Series, the Series Issuer Assets identified in the related Supplemental Indenture as Fixed Rate Issuer Assets.

      "FLOATING RATE SERIES ISSUER ASSETS" means, with respect to any Series, the Series Issuer Assets identified in the related Supplemental Indenture as Floating Rate Issuer Assets.

      "FOREIGN CLEARING AGENCY" means Clearstream, societe anonyme, or the Euroclear system.

      "GRANT" means mortgage, pledge, bargain, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a Lien upon and a security interest in and a right of set-off against, deposit, set over, and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers, and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive, and give receipt for all payments on the Collateral and all other moneys payable under or in connection with it, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive under the Collateral.

      "INDENTURE" means this Indenture, as supplemented by each Supplemental Indenture relating to any Series of Bonds that may be issued on or after the date hereof.

      "INDENTURE EVENT OF DEFAULT" has the meaning specified in SECTION 5.01.

      "INDENTURE TRUSTEE" means LaSalle Bank National Association, a national banking association, in its capacity as indenture trustee, or any successor indenture trustee.

      "INSOLVENCY EVENT" means, with respect to a specified Person, (a)(i) the entry of a decree or order for relief by a court having jurisdiction in the premises against that Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect, (ii) the appointment of a conservator, receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for that Person or for all or any substantial part of its property, or (iii) the ordering of the winding-up or liquidation of that Person's business, if such decree or order remains unstayed and in effect for a period of 60 consecutive days; (b) the commencement by that Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Person to the entry of an order for relief in an involuntary case under any such law, or the consent by the Person to the appointment of or taking possession by a conservator, receiver, liquidator, assignee for the benefit of creditors, custodian, trustee, sequestrator or similar official for the particular party or for all or any substantial part of its property, or the making by the Person of any general assignment for the benefit of creditors; or (c) the failure by the Person generally to pay its debts as they become due or the admission by it in writing (as to which admission the Indenture Trustee has written notice) of its inability to pay its debts generally as they become due.

      "INTEREST DEFICIT AMOUNT" means, with respect to any Series, the excess, if any, of the Series Interest Required Amount over the Available Series Interest Funds for such Series on such Payment Date.

      "INTEREST DEFICIT SERIES" means, with respect to any Payment Date, each Series for which the related Interest Deficit Amount is greater than zero.

      "INTEREST SHORTFALL" means, with respect to any Series, the amount specified as the "Interest Shortfall" in the related Supplemental Indenture.

      "INTEREST SURPLUS SERIES" means, with respect to any Payment Date, each Series for which the related Shared Interest Funds on such Payment Date is greater than zero.

      "LIEN" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any nature whatsoever resulting in an encumbrance against real or personal property of a Person, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing.

      "MAJORITY IN INTEREST" of any Series or any Class has the meaning given to it in the related Supplemental Indenture.

      "MATURITY DATE" means, with respect to each Class of Bonds of each outstanding Series, the date on which the entire unpaid principal amount of such Class is due and payable in the absence of default, as specified in the applicable Supplemental Indenture for each Class under the definition "Class Maturity Date."

      "PAYING AGENT" has the meaning specified in SECTION 2.08.

      "PAYMENT DATE" means, for each Series, the date specified in the related Supplemental Indenture.

      "PRINCIPAL DEFICIT AMOUNT" means, with respect to any Series and any Payment Date, the excess, if any, of the Series Principal Required Amount for such Series on such Payment Date over the Available Series Principal Funds for such Series on such Payment Date.

      "PRINCIPAL DEFICIT SERIES" means, with respect to any Payment Date, each Series for which the related Principal Deficit Amount is greater than zero.

      "PRINCIPAL SURPLUS SERIES" means, with respect to any Payment Date, each Series for which the Shared Principal Funds on such Payment Date is greater than zero.

      "RELEASED SHARED FUNDS" has the meaning specified in SECTION 3.07(g).

      "REMAINING SHARED INTEREST FUNDS" means, with respect to any Payment Date, any Interest Surplus Series and (i) any Eligible Interest Deficit Series with respect to such Interest Surplus Series on such Payment Date, the excess of (a) the Shared Interest Funds from such Interest Surplus Series prior to any allocations thereof pursuant to SECTIONS 3.07(e)(i) and 3.07(f)(ii) over (b) the sum of the Allocated Interest/Interest Funds Amounts from such Interest Surplus Series allocated to each other Series issued prior to such Eligible Interest Deficit Series which is also an Eligible Interest Deficit Series with respect to such Interest Surplus Series on such Payment Date and the sum of the Allocated Interest/Principal Funds Amounts with respect to such Interest Surplus Series allocated to each Series issued prior to such Eligible Principal Deficit Series which is also an Eligible Principal Deficit Series with respect to such Interest Surplus Series on such Payment Date and (ii) any Eligible Principal Deficit Series with respect to such Interest Surplus Series on such Payment Date, the excess of the Shared Interest Funds from such Interest Surplus Series, over the sum of (x) the amounts in the foregoing CLAUSE (I) (B), plus (y) the Allocated Interest/Interest Funds Amount, if any, with respect to such Eligible Principal Deficit Series (if also an Eligible Interest Deficit Series on such Payment
Date).

      "REMAINING SHARED PRINCIPAL FUNDS" means, with respect to any Payment Date, any Principal Surplus Series and (i) any Eligible Principal Deficit Series with respect to such Principal Surplus Series on such Payment Date, the excess of (a) the Shared Principal Funds from such Principal Surplus Series prior to any allocations thereof pursuant to SECTIONS 3.07(e)(ii) and 3.07(f)(i) on such Payment Date, over (b) the sum of the Allocated Principal/Principal Funds Amounts from such Principal Surplus Series allocated to each Series issued prior to such Eligible Principal Deficit Series which is also an Eligible Principal Deficit Series with respect to such Principal Surplus Series on such Payment Date and the sum of the Allocated Principal/Interest Funds amounts with respect to such Principal Surplus Series allocated to each Series issued prior to such Eligible Principal Deficit Series which is also an Eligible Interest Deficit Series with respect to such Principal Surplus Series on such Payment Date and
(ii) any Eligible Interest Deficit Series with respect to such Principal Surplus Series on such Payment Date, the excess of the Shared Principal Funds from such Principal Surplus Series, over the sum of (x) the amounts in the foregoing CLAUSE (I)(B), plus (y) the Allocated Principal/Principal Funds Amount, if any, with respect to such Eligible Interest Deficit Series (if also an Eligible Principal Deficit Series on such Payment Date).

      "REQUIRED PAYOFF AMOUNT" means, with respect to any Series, the sum of the
(i) outstanding principal amount of the Bonds of such Series, (ii) the accrued and unpaid interest with respect to such Series and (iii) the Yield Maintenance Premiums, if any, due with respect to such Series.

      "RESPONSIBLE OFFICER" means, (i) when used with respect to the initial Indenture Trustee, any officer of its Asset-Backed Securities Trust Services Group with direct responsibility for the matters contemplated by this Indenture and the related Supplemental Indentures and with respect to any other Indenture Trustee, any officer within the corporate trust department of the Indenture Trustee, including any vice president, assistant vice president, treasurer, assistant treasurer, trust officer, secretary or any assistant secretary, or any other officer who customarily performs functions similar to those performed by any of the above designated officers, and also, regarding a particular matter, any other officer of the Indenture Trustee to whom the matter is referred because of that officer's knowledge of and familiarity with the particular subject and (ii) when used with respect to any other Person, any of the Chairman, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary, or any Assistant Secretary of that Person.

      "SERIES INDENTURE EVENT OF DEFAULT" has the meaning specified in SECTION 5.01.

      "SERIES INTEREST REQUIRED AMOUNT" means, with respect to any Series, the amount, if any, specified in the related Supplemental Indenture.

      "SERIES ISSUER ASSETS" means, with respect to any Series, the Issuer Assets identified in the Schedule of Issuer Assets attached to the related Supplemental Indenture, the payments of interest and principal on which serve as the primary source of payment with respect to the Bonds of such Series.

      "SERIES PRINCIPAL REQUIRED AMOUNT" means, with respect to any Series, the amount, if any, specified in the related Supplemental Indenture.

      "SERIES TERMINATION DATE" means, for any Series, the date specified in the related Supplemental Indenture.

      "SHARED INTEREST FUNDS" means, with respect to any Series and any Payment Date, the Available Series Interest Funds remaining, if any, after application thereof to pay the Series Interest Required Amount of such Series on such Payment Date.

      "SHARED FUNDS" means Shared Interest Funds and Shared
Principal Funds.

      "SHARED PRINCIPAL FUNDS" means, with respect to any Series and any Payment Date, the Available Series Principal Funds remaining, if any, after application thereof to pay the Series Principal Required Amount of such Series on such Payment Date.

      "TRANSACTION DOCUMENTS" means the Indenture, the Trust Agreement, any Servicing Agreement, any Primary Servicing Agreement, the Company Purchase Agreement, the Issuer Purchase Agreement and any Supplemental Indenture.

      "TRANSFER AGENT AND REGISTRAR" means, initially, the Indenture Trustee and, if the Indenture Trustee is at any time no longer the Transfer Agent and Registrar, the Person appointed Transfer Agent and Registrar by the Issuer for the purpose of effecting transfers or exchanges of Bonds, and registering Bonds, pursuant to SECTION 2.05.

      "YIELD MAINTENANCE PREMIUMS" means, with respect to any Series, the amount specified as the "Yield Maintenance Premium" in the related Supplemental Indenture.

                                   ARTICLE II

                                   THE BONDS

      Section 1.2 FORM GENERALLY.

            Any Series or Class of Bonds, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form of an exhibit to the related Supplemental Indenture with appropriate insertions, omissions, substitutions, and other variations permitted by this Indenture, and may have letters, numbers or other marks of identification and any legends or endorsements that the officers executing them deem appropriate and that are consistent with this Indenture. Any portion of the text of any Bond may be set forth on its reverse, with an appropriate reference to the reverse on the face of the Bond.

            The Bonds may be typewritten, printed, lithographed or engraved, or produced by any combination of these methods, all as determined by the officers executing them.

            Each Bond other than a Definitive Bond shall be dated the related Closing Date, and each Definitive Bond shall be dated as of the date of its authentication.

      Section 1.3 DENOMINATIONS.

             The Bonds of each Series shall be issued in fully registered form in minimum amounts specified in the related Supplemental Indenture. Bonds shall be issued without coupons attached.

      Section 1.4 EXECUTION, AUTHENTICATION, AND DELIVERY.

            Each Bond shall be executed by manual or facsimile signature on behalf of the Issuer by the Owner Trustee.

            Bonds bearing the manual or facsimile signature of an individual who was, at the time when the signature was affixed, authorized to sign on behalf of the Issuer shall not be rendered invalid notwithstanding the fact that the individual ceased to be so authorized prior to the authentication and delivery of the Bonds or does not hold that office at the date of issuance of the Bonds.

            At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Bonds executed by the Issuer to the Indenture Trustee for authentication and delivery, and the Indenture Trustee shall authenticate and deliver the Bonds as provided in this Indenture and not otherwise, except as may otherwise be specified in the Supplemental Indenture related to a Series of Bonds.

            No Bond shall be entitled to any benefit under this Indenture or be valid for any purpose unless a certificate of authentication appears on the Bond substantially in the form provided for in this Indenture executed by the Indenture Trustee by the manual signature of a duly authorized signatory. The certificate of authentication upon any Bond shall be conclusive evidence, and the only evidence, that a Bond has been duly authenticated and delivered.

      Section 1.1 AUTHENTICATING AGENT.

      (1) The Indenture Trustee may appoint authenticating agents for the Bonds. Any authenticating agent shall be authorized to act on behalf of the Indenture Trustee in authenticating the Bonds in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Bonds. Whenever reference is made in this Indenture to the authentication of Bonds by the Indenture Trustee or the Indenture Trustee's certificate of authentication, that reference includes authentication on behalf of the Indenture Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Indenture Trustee by an authenticating agent. The authenticating agent with respect to any Series must be acceptable to the Issuer and the applicable Master Servicer.

      (2) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any power or any further act on the part of the Indenture Trustee or the authenticating agent.

      (3) An authenticating agent may at any time resign by giving written notice of resignation to the Indenture Trustee and to the Issuer. The Indenture Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to that authenticating agent and to the Issuer and the applicable Master Servicer.

      (4) The Issuer agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section.

      (5) The provisions of SECTION 6.04 shall be applicable to any authenticating agent.

      (6) Pursuant to an appointment made under this Section, the Bonds may be endorsed using, in lieu of or in addition to the Indenture Trustee's certificate of authentication, an alternative certificate of authentication in substantially the following form:

            "This is one of the Bonds described in the within-mentioned
Agreement.

                                    -------------------------------

                                    -------------------------------
                                          as Authenticating Agent
                                          for the Indenture Trustee


                                    By:
                                       ----------------------------
                                          Authorized Signatory"

      Section 1.2 REGISTRATION OF AND LIMITATIONS ON TRANSFER AND EXCHANGE OF BONDS.

            The Issuer shall cause to be kept a register in which the Issuer shall provide for the registration of Bonds and the registration of transfers of Bonds. The Indenture Trustee initially shall be the transfer agent and registrar for the purpose of registering Bonds and transfers of Bonds. Upon any resignation of any Transfer Agent and Registrar, the Issuer shall promptly appoint a successor or assume the duties of Transfer Agent and Registrar if it elects not to appoint a successor.

            If, after the date hereof, a Person other than the Indenture Trustee is appointed by the Issuer as Transfer Agent and Registrar, the Issuer shall give the Indenture Trustee prompt written notice of that appointment and of the location, and any change in the location, of the Bond Register. The Indenture Trustee may inspect the Bond Register at all reasonable times and obtain copies of it, and the Indenture Trustee may rely upon a certificate executed by the Transfer Agent and Registrar as to the names, addresses and taxpayer identification numbers of the Bondholders and the principal amounts and numbers of the Bonds.

            Subject to any applicable restrictions on transfer provided for in the Supplemental Indenture for the related Series of Bonds, upon surrender for registration of transfer of any Bond at the office or agency of the Issuer maintained pursuant to SECTION 3.02, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferees, new Bonds (of the same Series and Class) in any authorized denominations of like aggregate principal amount.

            At the option of a Bondholder, Bonds may be exchanged for other Bonds (of the same Series and Class) in any authorized denominations and of like aggregate principal amount, upon surrender of the Bonds to be exchanged at the office or agency of the Issuer. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver the Bonds that the Bondholder making the exchange is entitled to receive.

            All Bonds issued upon any registration of transfer or exchange of Bonds shall evidence the same obligations and the same debt, and their Holders shall be entitled to the same rights and privileges under this Indenture, as the surrendered Bonds or the Holders thereof, as applicable.

            Every Bond presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the Indenture Trustee and duly executed by, its Bondholder or any attorney-in-fact thereof duly authorized in writing, and by any other documents as may be required pursuant to the Supplemental Indenture for the related Series. Each Bondholder must satisfy all transfer restrictions described in the applicable Bond.

            The registration of transfer of any Bond shall be subject to any specific requirements set forth in the related Supplemental Indenture.

            No service or other charge shall be imposed for any registration of transfer or exchange of Bonds. The Issuer and the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed on any registration of transfer or exchange of the Bonds.

      Section 1.3 MUTILATED, DESTROYED, LOST OR STOLEN BONDS.

            If: (a) the Indenture Trustee receives evidence to its reasonable satisfaction of the destruction, loss or theft of any Bond, and there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer, the Transfer Agent and Registrar and the Indenture Trustee harmless; or (b) any mutilated Bond is surrendered to the Indenture Trustee, then, in the absence of notice to the Issuer, the Transfer Agent and Registrar, or the Indenture Trustee that the Bond has been acquired by a bona fide purchaser, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a replacement Bond of like Series, Class, tenor (including the same date of issuance) and denomination, bearing a number not contemporaneously outstanding. However, if the mutilated, destroyed, lost or stolen Bond shall have become or within seven days shall be due and payable, or shall have been selected or called for redemption, instead of issuing a replacement Bond, the Issuer may pay the Bond when so due or payable or upon the applicable scheduled redemption date without its surrender, except that any mutilated Bond shall be surrendered. If a bona fide purchaser of the original Bond in lieu of which a replacement Bond was issued (or payment was made) presents for payment the original

Bond, the Issuer and the Indenture Trustee shall be entitled to recover on the security or indemnity therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith the replacement Bond (or the payment) from the Person to whom it was delivered or any Person taking the replacement Bond from the Person to whom the replacement Bond was delivered or any assignee of that Person, except a bona fide purchaser.

            Upon the issuance of any replacement Bond under this Section, the Issuer may require the payment by the Holder of the Bond of a sum sufficient to cover any tax or other governmental charge that may be imposed on that issuance and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Transfer Agent and Registrar) connected with that issuance.

            Every replacement Bond issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Bond shall constitute complete and indefeasible evidence of an obligation of the Issuer, as if originally issued, whether or not the destroyed, lost or stolen Bond shall be found at any time and shall be entitled to all of the benefits of this Indenture equally and proportionately with any other duly issued Bonds of the same Series and Class.

            The provisions of this Section are exclusive and shall preclude all other rights and remedies regarding the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

      Section 1.4 PERSONS DEEMED OWNERS.

            Prior to due presentation for registration of transfer of any Bond, the Issuer, the Indenture Trustee, and any agent of the Issuer or the Indenture Trustee shall treat the Person in whose name any Bond is registered as the owner of that Bond on the related Record Date for the purpose of receiving distributions pursuant to the terms of the applicable Supplemental Indenture and for all other purposes whatsoever. Neither the Issuer, the Indenture Trustee, nor any agent of the Issuer or the Indenture Trustee shall be affected by any notice to the contrary.

      Section 1.5 APPOINTMENT OF PAYING AGENT.

            The Indenture Trustee shall initially be a paying agent ("PAYING AGENT") for the Bonds. The Issuer may appoint additional Paying Agents and may vary or terminate the appointment of any Paying Agent.

            As long as the Bonds of any Class are listed on the Luxembourg Stock Exchange and that stock exchange so requires, the Issuer shall maintain a Paying Agent and transfer agent with a specified office in Luxembourg. The Issuer shall enter into any appropriate agency agreement with a Paying Agent and transfer agent not a party to this Indenture to implement the provisions of this Indenture relating to that agent. The Issuer initially appoints Banque de

Luxembourg, at its office located at 27, Avenue Monterey L-2163 Luxembourg, as Paying Agent and transfer agent for each Series of Bonds listed on the Luxembourg Stock Exchange.

            Notice of all changes in the identity or specified office of a Paying Agent shall be delivered promptly to the Bondholders by the Issuer.

            Notwithstanding the foregoing, if the Supplemental Indenture for any Series requires the Indenture Trustee to make payments to Bondholders of such Series from the related Bond Distribution Account, then only the Indenture Trustee shall be authorized to make such payments.

      Section 1.6 ACCESS TO LIST OF BONDHOLDERS' NAMES AND ADDRESSES.

      (1) The Issuer shall furnish to the Indenture Trustee, any Master Servicer, any Bondholder or any Paying Agent requesting it a list of the names and addresses of the Bondholders within five Business Days after receipt by the Issuer of a written request therefor from that Person.

      (2) Every Bondholder, by receiving and holding a Bond, agrees that none of the Issuer, the Indenture Trustee, the Transfer Agent and Registrar and the Master Servicers nor any of their respective agents and employees shall be held accountable for the disclosure of any information as to the names and addresses of the Bondholders, regardless of the sources from which that information was derived.

      Section 1.7 CANCELLATION.

            All Bonds surrendered for payment, registration of transfer, exchange or redemption shall be delivered to the Indenture Trustee and promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Bonds previously authenticated and delivered that the Issuer may have acquired in any lawful manner. All Bonds so delivered shall be promptly canceled by the Indenture Trustee. No Bonds shall be authenticated in lieu of or in exchange for any Bonds canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Bonds held by the Indenture Trustee shall be destroyed unless the Issuer directs by a timely order that they be returned to it.

      Section 1.8 NEW ISSUANCES.

      (1) Pursuant to one or more Supplemental Indentures executed after the execution and delivery of the initial Supplemental Indenture and only to the extent permitted by the terms of this Indenture, the Issuer from time to time may direct the Indenture Trustee, on behalf of the Issuer, to authenticate and deliver one or more new Series of Bonds. The Bonds of all outstanding Series shall be equally and ratably entitled to the benefits of this Indenture without preference, priority or distinction under the terms of this Indenture and the applicable Supplemental Indenture except, with respect to any Series or Class, as provided in such Supplemental Inden ture. Principal, premium and interest on the Bonds of each outstanding Series shall be paid as specified in the related Supplemental Indenture.

      (2) On or before the issuance date of any new Series of Bonds, the Issuer and the Indenture Trustee shall execute and deliver a Supplemental Indenture that will specify the principal terms of that Series and its constituent Classes. Any such Supplemental Indenture may, but shall not be required to, specify the principal terms of up to two separate Series of Bonds to be issued on the same date. The terms of such Supplemental Indenture may modify or amend the terms of this Indenture solely as applied to such Series. Other than any such Series issued pursuant to a Supplemental Indenture dated as of the date hereof, the obligation of the Indenture Trustee to authenticate and deliver the Bonds of any Series and to execute and deliver the related Supplemental Indenture is subject to the satisfaction of the following conditions:

            (1) on or before the tenth Business Day immediately preceding the issuance date of the new Series, the Issuer shall have given the Indenture Trustee, any provider of Credit Enhancement (which does not include holders of subordinate securities) and the applicable Master Servicer or the applicable Special Servicer (but only if it is not SFI or an Affiliate) written notice of the issuance of such Series and the issuance date thereof. Such notice shall state the designation of such Series (and any Classes within such Series) and (A) the anticipated initial principal amount of each Class of Bonds in such Series, (B) the approximate interest rates of each Class of Bonds in such Series, in the case of a Fixed Rate Series, or the method of calculating the rates, in the case of a Floating Rate Series and (C) if applicable, the provider of any Credit Enhancement for any Classes in such Series;

            (2) the Issuer shall have executed and delivered to the Indenture Trustee the related Supplemental Indenture, in a form reasonably satisfactory to the Indenture Trustee and specifying the principal terms of the Bonds of such new Series;

            (3) the Issuer shall have delivered to the Indenture Trustee (A) notice of the form of any Credit Enhancement and (B) any related Credit Enhancement Agreement executed by the Issuer and the provider of the Credit Enhancement;

            (4) each Rating Agency shall have delivered to the Issuer, the Master Servicer for each outstanding Series, the Special Servicer for each outstanding Series, the Indenture Trustee, and any provider of Credit Enhancement for each outstanding Series Rating Agency Confirmation with respect to each outstanding Series;

            (5) the issuance of the new Series will not result in the occurrence of an Indenture Event of Default with respect to any then outstanding Series, and the Issuer shall have delivered to the Indenture Trustee an officer's certificate of the Issuer dated the issuance date of the new Series (upon which the Indenture Trustee shall conclusively rely) to the effect that the Issuer reasonably believes that such issuance will not result in the occurrence of an Indenture Event of Default with respect to any then outstanding Series;

            (6) the principal balance of the Issuer Assets newly pledged as Collateral simultaneously with the issuance of the new Series shall be equal to or exceed the principal amount of such newly-issued Series;

            (7) the Issuer shall have delivered to the Indenture Trustee and any provider of Credit Enhancement an Opinion of Counsel to the effect that the issuance of the new Series: (A) has been duly authorized, executed and delivered, and the Issuer is duly organized and in good standing under the laws of the jurisdiction of its organization and is in good standing in any jurisdiction where it is required to be qualified at the time such Series is issued and that the Issuer has the power and authority to execute and deliver the Supplemental Indenture and this Indenture and to issue the Series at the time such Series is issued, (B) will not result in the requirement that any outstanding Bonds not registered under the Securities Act be so registered, (C) will not result in the Issuer being required to be registered as an investment company under the Investment Company Act of 1940 and (D) will not require this Indenture or the related Supplemental Indenture to be qualified under the Trust Indenture Act of 1939;

            (8) the Issuer shall have delivered to the Indenture Trustee a Tax Opinion, dated the issuance date of the new Series, with respect to such issuance;

            (i) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate of SFI, dated the issuance date of the new Series, to the effect that (A) the Transaction Documents are in full force and effect and (B) the principal balance of the Issuer Assets pledged as Collateral in connection with the issuance of the new Series is equal to or exceeds the principal amount of such newly-issued Series;

            (ii) if applicable, the Bonds representing a Series to be exchanged shall be delivered to the Indenture Trustee for cancellation;

            (iii) no other Series shall have been issued within six months prior to the date of issuance of the new Series.

      (3) Upon satisfaction of the conditions to issuance, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver the Bonds of the new Series as provided in this Indenture and the applicable Supplemental Indenture. Notwithstanding the provisions of this Section, prior to the execution of any Supplemental Indenture, the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such Supplemental Indenture is authorized or permitted by this Indenture and any Supplemental

Indenture relating to any then outstanding Series. The Indenture Trustee may, but shall not be obligated to, enter into any Supplemental Indenture that adversely affects the Indenture Trustee's own rights, duties or immunities under this Indenture.

      Section 1.9 BOOK-ENTRY BONDS.

            Unless otherwise provided in any related Supplemental Indenture, the Bonds of each Series, upon original issuance, shall be issued in the form of typewritten Bonds delivered to the Clearing Agency specified in the Supplemental Indenture. The Clearing Agency shall hold the deposited Bonds against its delivery of Bonds in book-entry form.

            The Bonds of each Series shall, unless otherwise provided in the related Supplemental Indenture, initially be registered in the Bond Register in the name of the nominee of the Clearing Agency for the Bonds delivered in book-entry form. The Clearing Agency may direct that the Bonds be held by the Indenture Trustee (or the Indenture Trustee's agent) as custodian for the Clearing Agency.

            Unless otherwise provided in any related Supplemental Indenture or unless and until Definitive Bonds are issued under the limited circumstances described in SECTION 2.14, no holder of a book-entry Bond shall be entitled to receive a Definitive Bond representing that holder's interest. Unless and until Definitive Bonds have been issued pursuant to SECTION 2.14:

      (1) the provisions of this Section shall be in full force and effect with respect to each Series;

      (2) the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture as the authorized representative of the holders of book-entry Bonds (including the payment of principal of and interest on the Bonds of each Series);

      (3) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control; and

      (4) the rights of holders of book-entry Bonds shall be exercised only through the Clearing Agency. Pursuant to the depository agreement applicable to a Series, unless and until Definitive Bonds of that Series are issued pursuant to SECTION 2.14, the initial Clearing Agency shall make book-entry transfers among its participants and receive and transmit payments of principal and interest on the Bonds to its participants.

      Section 1.10      NOTICES TO CLEARING AGENCY.

            Whenever a notice or other communication to the Bondholders is required under this Indenture, unless and until Definitive Bonds have been issued pursuant to SECTION 2.14, the Indenture Trustee shall give all notices and communications to be given to Bondholders to the Clearing Agency.

      Section 1.11      DEFINITIVE BONDS.

            If:

      (1) (i)the Issuer advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to discharge its responsibilities as Clearing Agency for the Bonds of a given Class and (ii) the Issuer is unable to locate, or reach an agreement on satisfactory terms with, a qualified successor,

      (2) the Issuer, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency for a given Class, or

      (3) after the occurrence of a default by the Master Servicer or the Special Servicer under the Servicing Agreement for a Series and the expiration of any applicable cure or grace period, or an Indenture Event of Default with respect to the Bonds of such Series, Holders of book-entry Bonds of any Class of such Series representing not less than 50 percent of the initial Principal Amount of the Class advise the Indenture Trustee and the applicable Clearing Agency in writing that the continuation of a book-entry system is no longer in the best interests of the Holders of book-entry Bonds of that Class of such Series, then the Indenture Trustee shall notify all Holders of book-entry Bonds of that Class of such Series of the occurrence of the event and of the availability of Definitive Bonds to holders of book-entry Bonds of that Class requesting the same. Upon surrender to the Indenture Trustee of the book-entry Bonds of that Class (unless the Indenture Trustee is already holding them on behalf of the Clearing Agency), accompanied by registration instructions from the Clearing Agency, the Issuer shall execute and the Indenture Trustee shall authenticate Definitive Bonds of that Class and shall recognize the registered holders of those Definitive Bonds as Bondholders under this Indenture. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions, and the Issuer and the Indenture Trustee may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Bonds, all references in this Indenture to obligations of the Clearing Agency shall be obligations of the Indenture Trustee, to the extent applicable to the Definitive Bonds, and the Indenture Trustee shall recognize the registered holders of the Definitive Bonds as Bondholders. Definitive Bonds will be transferable and exchangeable at the offices of the Transfer Agent and Registrar.

      Section 1.12      ARRANGEMENTS WITH SUBSTANTIALLY SIMILAR ISSUERS.

            The Issuer may enter into agreements with other issuers of mortgage-backed securities pursuant to which the Issuer will assign, pledge, transfer or otherwise convey to such other issuers the right to receive Shared Funds with respect to any Series, if
(i) such other issuers are Affiliates of SFI having substantially similar form and purpose as the Issuer, (ii) such agreements are to executed in connection with the issuance by such other issuers of mortgage-backed securities which are substantially similar to the Bonds, (iii) prior to entering into any such agreements the Issuer, the Indenture Trustee, and any provider of Credit Enhancement for each outstanding Series entitled to receive such Shared Funds shall have obtained Rating Agency Confirmation from each Rating Agency then rating any such Series; (iv) the entering into of such agreement will not result in the occurrence of an Indenture Event of Default with respect to any outstanding Series, and the Issuer shall have delivered to the Indenture Trustee an officer's certificate of the Issuer dated the issuance date of the new Series (upon which the Indenture Trustee shall conclusively rely) to the effect that the Issuer reasonably believes that such the transaction contemplated by such agreement will not result in the occurrence of an Indenture Event of Default with respect to any outstanding Series; and (v) the principal balance of the collateral for the series of mortgage-backed securities entitled to such Shared Funds pursuant to the agreement shall be equal to or exceed the principal amount of such securities. Nothing in this SECTION 2.15 shall limit the ability of the Issuer to assign, pledge, convey or otherwise transfer Released Shared Funds.

                                   ARTICLE III

                  REPRESENTATIONS AND COVENANTS OF THE ISSUER

      Section 1.13      PAYMENT OF PRINCIPAL AND INTEREST.

      (1) The Issuer shall duly and punctually pay principal of, premium (if any) and interest on the Bonds in accordance with the terms of the Bonds and the related Supplemental Indenture.

      (2) The Bondholders of a Series as of any Record Date shall be entitled to the interest accrued and payable, the premium (if any) and the principal payable on the related Payment Date as specified in the related Supplemental Indenture. All payment obligations under a Bond are discharged to the extent payments are made to the Bondholder of record.

      (3) The obligations of the Issuer under this Indenture are recourse obligations of the Issuer.

      Section 1.18      MAINTENANCE OF OFFICE OR AGENCY.

            The Issuer shall maintain an office or agency within the Borough of Manhattan, The City of New York where Bonds may be presented or surrendered for payment, where Bonds may be surrendered for registration of transfer or exchange, and where notices and demands to the Issuer regarding the Bonds and this Indenture may be served. The Issuer initially appoints

SFI, currently located at 1114 Avenue of the Americas, 27th Floor, New York, NY 10036 to serve as its agent for these purposes. The Issuer will give prompt written notice to the Indenture Trustee and the Bondholders of the location, and of any change in the location, of this office or agency. If the Issuer ever fails to maintain this office or agency or fails to furnish the Indenture Trustee with its address, then presentations, surrenders, notices and demands may be made or served at the Indenture Trustee Office. The Issuer appoints the Indenture Trustee at its principal corporate trust office as its agent to receive any presentations, surrenders, notices and demands.

      Section 1.19      ESTABLISHMENT OF COLLECTION ACCOUNTS.

      (1) Pursuant to a Servicing Agreement executed in connection with each Series of Bonds, there shall be established and there shall be maintained for such Series of Bonds a Primary Collection Account and a Secondary Collection Account in the name of the Indenture Trustee until the Principal Amount of the Bonds of such Series has been reduced to zero, and thereafter in the name of the Issuer. Each of the Collection Accounts shall be under the sole dominion and control of the Indenture Trustee until the Principal Amount of the Bonds of such Series has been reduced to zero, and thereafter under the dominion and control of the Issuer; provided, that the related Master Servicer may make deposits to, and make withdrawals from, either of the Collection Accounts in accordance with the related Servicing Agreement, this Indenture and, if applicable, the related Supplemental Indenture. All deposits to and withdrawals from the Collection Accounts shall be made only upon the terms and conditions of the related Transaction Documents.

      (2) Any amounts on deposit in the Collection Accounts shall be invested as provided in such Servicing Agreements until the Principal Amount of the Bonds of each Series has been reduced to zero, and thereafter by the Issuer, only in Permitted Investments. No such investment shall be sold prior to maturity. All investment earnings on amounts deposited to either of the Collection Accounts, including any proceeds thereof, shall be credited to such Collection Account, and losses, if any, and investment expenses resulting from Permitted Investments in either of the Collection Accounts shall be charged to such Collection Account. All such investment income shall be reported for federal income tax purposes as earned by the Issuer. The authority of the applicable Master Servicer to make deposits to and withdrawals from each of the Collection Accounts is revocable at any time by the Indenture Trustee until the Principal Amount of the Senior Bonds has been reduced to zero, and thereafter by the Owner Trustee. If any Collection Account ceases to be an Eligible Account, then the applicable Master Servicer shall be required under the related Master Servicing Agreement to re-establish such Collection Account as an Eligible Account within 10 Business Days (or such longer period not to exceed 30 calendar days as to which a Rating Agency Confirmation shall have been received).

      Section 1.20      ESTABLISHMENT OF BOND DISTRIBUTION ACCOUNTS.

            On or prior to the date of issuance of any Series, the Indenture Trustee shall establish and maintain a Bond Distribution Account for such Series in the name of the Indenture Trustee in trust for the benefit of the Bondholders of such Series, all in such manner and in such circumstances as are specified in the related Supplemental Indenture. Funds on deposit in any Bond Distribution Account shall not be invested.

      Section 1.21      ESTABLISHMENT OF CERTIFICATE DISTRIBUTION ACCOUNT.

      (1) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain the Certificate Distribution Account as an Eligible Account in the name of the Indenture Trustee for the benefit of the Certificateholders of all Series until the Principal Amount of the Bonds of all Series has been reduced to zero, and thereafter the Issuer may establish such account in the name of the Issuer. The Certificate Distribution Account shall be under the sole dominion and control of the Indenture Trustee until the Principal Amount of the Bonds of all Series has been reduced to zero, and thereafter under the dominion and control of the Issuer. All deposits to and withdrawals from the Certificate Distribution Account shall be made only upon the terms and conditions of the Transaction Documents and, except as provided therein, the Indenture Trustee shall not be permitted to withdraw any other amounts from the Certificate Distribution Account other than (i) to withdraw any amount deposited into the Certificate Distribution Account that was not required to be deposited therein and (ii) to clear and terminate the Certificate Distribution Accounts upon the termination of this Indenture.

      (2) Funds on deposit in the Certificate Distribution Account shall not be invested. If the Certificate Distribution Account ceases to be an Eligible Account, then the Indenture Trustee shall reestablish the Certificate Distribution Account as an Eligible Account within 10 Business Days (or such longer period not to exceed 30 calendar days as to which a Rating Agency Confirmation shall have been received).


      Section 1.22      MONEY FOR BOND PAYMENTS TO BE HELD IN TRUST.

            All payments of amounts due and payable on the Bonds of any Series that are to be made from amounts withdrawn from the Secondary Collection Account shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Secondary Collection Account shall be paid at the direction of the Issuer except as provided in this SECTION
3.06 and in the related Supplemental Indenture.

            No later than 10:00 a.m. on the Business Day prior to each Remittance Date, the Issuer shall cause the Master Servicer with respect to any outstanding Series to withdraw from the Secondary Collection Account for such Series and to deposit in the Bond Distribution Account for such Series a sum sufficient to pay the amounts then becoming due under the Bonds of such Series. This sum shall be held in trust for the benefit of the Persons entitled to it. Unless the Paying Agent for such Series is the Indenture Trustee, the Issuer shall promptly notify the Indenture Trustee in writing of its action or failure so to act.

            The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which that Paying Agent agrees with the Indenture Trustee that it will, and the Indenture Trustee hereby agrees in its capacity as Paying Agent, subject to the provisions of this Section, that it will:

            (1) hold all sums held by it for the payment of amounts due on the Bonds in trust for the benefit of the Persons entitled to them until those sums are paid to the Persons entitled to them or otherwise disposed of as provided in this Indenture, and pay those sums to the Persons entitled to them as provided in this Indenture;

            (2) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Bonds) in the making of any payment required to be made on the Bonds of which it has actual knowledge;

            (3) at any time during the continuance of any payment default on the Bonds, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums held in trust by it for the payment of Bonds;

            (4) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Bonds if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

            (5) comply with all requirements of the Internal Revenue Code of 1986 for the withholding from any payments made by it on any Bonds of any applicable withholding taxes imposed on them and comply with any applicable withholding reporting requirements.

            To obtain the satisfaction and discharge of this Indenture or for any other purpose, the Issuer may at any time in writing direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by the Paying Agent. Those sums shall be held by the Indenture Trustee upon the same trusts as those upon which they were held by the Paying Agent. Upon that payment by any Paying Agent to the Indenture Trustee, that Paying Agent shall be released from all further liability regarding that money.

      Section 1.23      ALLOCATION OF COLLECTIONS.

      (1) Collections shall be allocated to each Series based on the Available Series Funds of such Series as specified in the related Supplemental Indenture. Available Series Funds of each

Series shall not be available to make payments of interest and principal on the Bonds of any other Series except as Shared Funds to the extent specifically set forth in this Indenture and in the related Supplemental Indenture.

      (2) Unless otherwise specified in the related Supplemental Indenture, Available Series Funds and Shared Funds allocable to any Series pursuant to the related Supplemental Indenture shall be allocated sequentially to each Class of such Series in alphabetical order commencing with the Class designated as "CLASS A."

      (3) All Shared Funds for any Series shall be allocated sequentially to other Series entitled to receive Shared Funds from prior-issued Series in chronological order of issuance commencing with the first Series issued subsequent to the Series from which Shared Funds are available. The extent to which each Series is entitled to receive Shared Funds from prior issued Series shall be set forth in the Supplemental Indenture for such Series. Shared Funds allocated to any Series shall be applied to make the payments specified in the related Supplemental Indenture.

      (4) On or prior to each Determination Date, the Issuer shall determine with respect to each Series whether such Series is an Interest Deficit Series, an Interest Surplus Series, a Principal Deficit Series or a Principal Surplus Series with respect to the related Collection Period. The Supplemental Indenture with respect to each Series shall identify each prior issued Series with respect to which such Series shall be an Eligible Interest Deficit Series and each prior issued Series with respect to which such Series shall be an Eligible Principal Deficit Series. On or prior to each Determination Date, the Issuer shall determine (and deliver to the Indenture Trustee a certificate stating) with respect to (i) each Interest Deficit Series,(a) each prior issued Interest Surplus Series with respect to which such Interest Deficit Series is an Eligible Interest Deficit Series, (b) each prior issued Principal Surplus Series with respect to which such Interest Deficit Series is an Eligible Interest Deficit Series, and (ii) each Principal Deficit Series (a) each prior issued Interest Surplus Series with respect to which such Principal Deficit Series is an Eligible Principal Deficit Series and (b) each prior issued Principal Surplus Series with respect to which such Principal Deficit Series is an Eligible Principal Deficit Series.

      (5) On each Payment Date, Shared Funds shall be allocated in accordance with SECTION 3.07(c) to reduce Interest Deficit Amounts of Eligible Interest Deficit Series in the following order of priority:

            (i) FIRST, SHARED INTEREST FUNDS SHALL BE APPLIED TO REDUCE THE INTEREST DEFICIT AMOUNTS OF ELIGIBLE INTEREST DEFICIT SERIES ON SUCH PAYMENT DATE. Shared Interest Funds shall be applied to the first issued Interest Deficit Series on such Payment Date to which Shared Interest Funds have not been applied to reduce the Interest Deficit Amount of such Interest Deficit Series on such

                  Payment Date, in an amount equal to the Allocated Interest/Interest Funds Amount from each Interest Surplus Series in respect of which such Interest Deficit Series is an Eligible Interest Deficit Series on such Payment Date.

            (ii) SECOND, SHARED PRINCIPAL FUNDS SHALL BE APPLIED TO REDUCE ANY INTEREST DEFICIT AMOUNTS OF ELIGIBLE INTEREST DEFICIT SERIES REMAINING AFTER APPLICATION OF SHARED INTEREST FUNDS PURSUANT TO SECTION 3.07(e)(i) ON SUCH PAYMENT DATE. Shared Principal Funds shall be applied to the first issued Interest Deficit Series on such Payment Date to which Shared Principal Funds have not been applied to reduce the Interest Deficit Amount of such Interest Deficit Series on such Payment Date, in an amount equal to the Allocated Principal/Interest Funds Amount from each Principal Surplus Series in respect of which such Interest Deficit Series is an Eligible Interest Deficit Series on such Payment Date, without duplication of any amounts paid pursuant to SECTION 3.07(e)(i) on such Payment Date.

      (6) On each Payment Date, Shared Funds remaining after application pursuant to SECTION 3.07(e) shall be allocated in accordance with SECTION 3.07(c) in the following order of priority:

            (i) FIRST, SHARED PRINCIPAL FUNDS REMAINING AFTER APPLICATION THEREOF TO REDUCE INTEREST DEFICIT AMOUNTS ON SUCH PAYMENT DATE SHALL BE APPLIED TO REDUCE PRINCIPAL DEFICIT AMOUNTS OF ELIGIBLE PRINCIPAL DEFICIT SERIES ON SUCH PAYMENT DATE. Shared Principal Funds shall be applied to the first issued Principal Deficit Series on such Payment Date to which Shared Principal Funds have not been applied to reduce the Principal Deficit Amount of such Principal Deficit Series on such Payment Date, in an amount equal to the Allocated Principal/Principal Funds Amount from each Principal Surplus Series in respect of which such Principal Deficit Series is an Eligible Principal Deficit Series on such Payment Date.

            (ii) SECOND, SHARED INTEREST FUNDS REMAINING AFTER APPLICATION THEREOF TO REDUCE INTEREST DEFICIT AMOUNTS ON SUCH PAYMENT DATE SHALL BE APPLIED TO REDUCE ANY PRINCIPAL DEFICIT AMOUNTS OF ELIGIBLE PRINCIPAL DEFICIT SERIES REMAINING AFTER APPLICATION OF SHARED INTEREST FUNDS PURSUANT TO SECTION 3.07(f)(i) ON SUCH PAYMENT DATE. Shared Interest Funds shall be applied to the first issued Principal Deficit Series on such Payment Date to which Shared Interest Funds have not been applied to reduce the Principal Deficit Amount of such Principal Deficit Series on such Payment Date, in an amount equal to the Allocated Interest/Principal Funds Amount from each Interest Surplus Series in respect of which such Principal Deficit Series is an Eligible Principal Deficit Series on such Payment Date, without dupli cation of any amounts paid pursuant to SECTION 3.07(f)(i) on such Payment Date.

      (7) The Indenture Trustee hereby irrevocably agrees to release to the Issuer free from the Lien of this Indenture any Shared Funds from any Series remaining on each Payment Date after application thereof to the provisions of, and in accordance with, this Indenture and the related Supplemental Indenture (any such amount, "RELEASED SHARED FUNDS"). The Indenture Trustee hereby releases to the Issuer all of its right, title and interest in, to and under all Released Shared Funds immediately upon identification thereof, which release shall be automatic and shall require no further act by the Indenture Trustee, PROVIDED, that the Indenture Trustee shall execute and deliver to, or to the order of, the Issuer such instruments of release and assignment, or otherwise confirm the foregoing release of any Released Shared Funds, as may reasonably be requested by the Issuer. The Issuer shall prepare and deliver to the Indenture Trustee the necessary forms of release and assignment. Upon such release of Released Shared Funds, such Released Shared Funds shall not constitute and shall not be included in the Collateral, and shall be paid to the Issuer in accordance with the terms of the related Supplemental Indenture.

      (a) If any withholding tax is imposed on the Issuer's payment (or allocations of income) to the Bondholders of any Series, that withholding tax shall reduce the amount otherwise distributable to the Bondholders of that Series in accordance with this Section. The Indenture Trustee is hereby authorized and directed upon receiving notification in writing that any withholding tax is due to retain from amounts otherwise distributable to the Bondholders sufficient funds for the payment of any withholding tax that is legally owed by the Issuer. This authorization shall not prevent the Indenture Trustee from contesting any tax in appropriate proceedings and withholding payment of the tax, if permitted by law, pending the outcome of the proceedings. The amount of any withholding tax imposed on any distributions shall be treated as cash distributed to the Bondholder at the time it is withheld by the Issuer and remitted to the appropriate taxing authority. If withholding tax might be payable on a distribution to a non-U.S. Bondholder, the Indenture Trustee may in its sole discretion withhold an appropriate amount to cover that possibility.

      Section 1.24      UNCLAIMED FUNDS.

            Subject to abandoned property laws, on the request of the Issuer, any money deposited with the Indenture Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of or interest on any Bond and remaining unclaimed for three years after it has become due and payable shall be discharged from the trust and paid to the Issuer. The Holder of the Bond on which payment was due shall thereafter look only to the Issuer for payment as an unsecured general creditor. All liability of the Indenture Trustee or the Paying Agent regarding that trust money to the extent so paid to the Issuer shall thereupon cease. The Indenture Trustee or the Paying Agent, before being required to make any payment, may at the expense of the Issuer cause to be published once, in a newspaper of general circulation published in the English language and customarily published on each Business Day in The City of New York and in the city in which the principal corporate trust office of the Indenture Trustee is located, notice that such money remains unclaimed and that, after a date specified therein, which shall be not less than 30 days from the date of the publication, any unclaimed balance of that money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of a release of payment (including, mailing notice of the release to Bondholders whose Bonds have been called but have not been surrendered for redemption or whose right to monies payable but not claimed is determinable from the records of any Paying Agent, at the last address of record of the Holder).

      Section 1.25      EXISTENCE.

            The Issuer shall keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it or any successor becomes organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of that other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which qualification to do business is necessary to protect the validity and enforceability of this Indenture, the Transaction Documents executed in connection with each Series, the Bonds and the Collateral and each other related instrument or agreement.

      Section 1.22      PROTECTION OF ISSUER.

            Subject to the provisions of this Indenture, the Issuer will prepare, execute and deliver any supplements and amendments to this Indenture and any financing statements, continuation statements, instruments of further assurance and other instruments, and will take any other action advisable:

      (1) to Grant more effectively all or any portion of the Collateral as security for the Bonds;

      (2) to maintain or preserve the Lien (and the priority of the Lien) of this Indenture or to carry out more effectively the purposes of this Indenture;

      (3) to perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture; or

      (4) to preserve and defend title to the Collateral and the rights of the Indenture Trustee and the Bondholders in the Collateral against the claims of all persons and parties.

            The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section, provided that such designation shall not impose upon the Indenture Trustee any duty to execute any such instruments except as directed in writing by the Issuer.

            The Issuer shall pay or cause to be paid any taxes levied on all or any part of the Collateral.

      Section 1.26      PERFORMANCE OF OBLIGATIONS; SERVICING OF ISSUER
ASSETS.

      (1) The Issuer shall not take any action (and shall use its best efforts to prevent others from taking any action) that would release any Person from any of that Person's material covenants or obligations under any instrument or agreement included in the Issuer Assets or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any instrument or agreement included in the Issuer Assets, except as expressly provided in this Indenture, the related Supplemental Indenture, the Servicing Agreement or other instrument or agreement included in the Issuer Assets.

      (2) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of its duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be action taken by the Issuer.

      (3) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the Transaction Documents, and in the instruments and agreements relating to the Issuer Assets, including properly filing all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Servicing Agreement.

      (4) If the Issuer has actual knowledge of the occurrence of a default by the Master Servicer or the Special Servicer under the Servicing Agreement for an outstanding Series, the Issuer shall notify the Indenture Trustee of such default and the actions being taken by the Issuer with respect thereto, shall instruct the Indenture Trustee to notify the Rating Agencies promptly of the default and shall cause the Indenture Trustee to specify in the notice any action being taken by the Issuer (as reported by it) or the Indenture Trustee about the default. If a default by a Master Servicer or a Special Servicer arises because the Master Servicer or the Special Servicer fails to perform any of their respective duties or obligations under the Servicing Agreement for the related Series regarding the related Series Issuer Assets, the Issuer shall take all reasonable steps available to it to remedy the failure.

      (5) The Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee, waive timely performance or observance by any Master Servicer or SFI under the related Company Purchase Agreement or the related Servicing Agreement (except to the extent otherwise provided in such Servicing Agreement or Company Purchase Agreement) and (ii) that any amendment of a Transaction Documents shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, payments that are required to be made for the benefit of the Bondholders of the related Series or (B) reduce the percentage of the Bonds of any Series that is required to consent to any amendment, without the consent of the Holders of all the outstanding Bonds of such Series. If any amendment, modification, supplement, or waiver of the Issuer Assets or the Transaction Documents is consented to by the Indenture Trustee and the required number of Bondholders of each outstanding Series, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents, and other documents as the Indenture Trustee may deem appropriate in the circumstances.

            In the case of any amendment, modification, supplement or waiver of the Issuer Assets or any Transaction Document requested by a Master Servicer, as to which the consent of the Indenture Trustee or the Bondholders of the related Series is not required by the terms of this Indenture or the related Supplemental Indenture, the Issuer shall execute any such amendment, modification, supplement or waiver upon delivery to the Issuer by such Master Servicer of a certificate stating that no such consent is required.

      Section 1.28      NEGATIVE COVENANTS.

      The Issuer shall not:

      (1) sell, transfer, exchange, pledge or otherwise dispose of any part of the Collateral for any Series except as expressly permitted by the Basic Documents for such Series;

      (2) claim any credit on, or make any deduction from, the principal and interest payable on the Bonds of any Series due to the payment of any taxes levied or assessed upon any part of the Collateral;

      (3) incur, assume, or guarantee any direct or contingent indebtedness other than as permitted by this Indenture or incurred pursuant to the Transaction Documents;

      (4) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations relating to the Bonds under this Indenture except as may be expressly permitted by this Indenture, (B) permit any Lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the Lien of this Indenture and other liens arising by operation of law and without the consent of the Issuer) to exist relating to any part of the Collateral or
(C) permit the Lien of this Indenture not to constitute a valid first priority security interest (other than with respect to a tax, mechanics' or similar Lien) in the Collateral;

      (5) voluntarily file a petition for bankruptcy or reorganization, make an assignment for the benefit of creditors or commence any similar proceeding;

      (6) act or fail to act in a manner that would endanger its status as a REIT under Section 856(i) of the Code;

      (7)   dissolve or liquidate in whole or in part; or

      (8) with respect to any Series, take any other action that is prohibited under the Basic Documents for such Series.

      Section 1.25      ISSUER MAY CONSOLIDATE, ETC., ONLY ON CERTAIN
Terms.

            (1) The Issuer shall not consolidate or merge with or into any other Person, or transfer its assets substantially as an entirety to any Person, unless:

            (2) the Person (if other than the Issuer) formed by or surviving the consolidation or merger or that acquires the assets of the Issuer substantially as an entirety is organized under the laws of the United States or any state or the District of Columbia, is treated as a REIT or QRS (as defined in Section 856(i) of the Code), and expressly assumes the due and punctual payment of the principal of and interest on all of the Bonds and the performance of the terms of this Indenture and the Transaction Documents to which it is a party on the part of the Issuer to be performed, by a Supplemental Indenture, executed and delivered to the Indenture Trustee, in form and substance satisfactory to the Indenture Trustee;

            (3) no Indenture Event of Default has occurred and is continuing prior to or after giving effect to such merger or consolidation;

            (4) the Issuer has delivered to the Indenture Trustee (A) an Officer's Certificate stating that (1) the consolidation, merger or transfer and the Supplemental Indenture described in clause (i) above comply with this Section, (2) all conditions precedent in this Section have been complied with and (3) the Supplemental Indenture described in clause (i) above is duly authorized, executed, and delivered and is valid, binding and enforceable against the successor entity, and (B) an Opinion of Counsel with respect to subclause (3) above;

            (5) each Rating Agency has delivered a Rating Agency Confirmation prior to the consummation of the transaction;

            (6) the Issuer has received a tax opinion dated the date of the consolidation, merger, or transfer (and has delivered copies of it to the Indenture Trustee) to the effect that the transaction will not have any material adverse tax consequence to the successor entity or the Bondholders of any Series; and

            (7) any action that is necessary to maintain the Lien and security interest created by this Indenture has been taken.

      (2) Except as permitted by the Transaction Documents, the Issuer shall not transfer any of its assets to any Person unless:

            (1) the Person that acquires assets of the Issuer (A) is a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assumes the due and punctual payment of the principal of and interest on all of the Bonds and the performance of the terms of this Indenture on the part of the Issuer to be performed by a Supplemental Indenture, executed and delivered to the Indenture Trustee, in form and substance satisfactory to the Indenture Trustee, (C) expressly agrees in that Supplemental Indenture that all right, title and interest transferred to it shall be subject and subordinate to the rights of Holders of the Bonds, (D) expressly agrees to indemnify the Issuer against any loss, liability or expense related to this Indenture and the Bonds, and (E) expressly agrees in that Supplemental Indenture that it shall make all filings with the Securities and Exchange Commission (and any other appropriate Person) required by the Securities Exchange Act of 1934 in connection with the Bonds;

            (2) no Indenture Event of Default has occurred and is continuing prior to or after giving effect to such transfer;

            (3) each Rating Agency has delivered a Rating Agency Confirmation prior to the consummation of the transaction;

            (4) the Issuer has received a tax opinion (and has delivered copies of it to the Indenture Trustee) to the effect that such transfer will not have any material adverse tax consequence to the transferee or any Bondholder;

            (5) any action that is necessary to maintain the Lien and security interest created by this Indenture has been taken;

            (6) the Issuer has delivered to the Indenture Trustee (A) an Officer's Certificate stating that (1) the transfer and the Supplemental Indenture comply with this Section, (2) that all conditions precedent in this Section have been complied with, and (3) such Supplemental Indenture is duly authorized, executed and delivered and is valid, binding and enforceable against the transferee, and (B) an Opinion of Counsel to the effect of the matters discussed in subclause (3) above.

      Section 1.26      SUCCESSOR SUBSTITUTED.

            Upon any consolidation or merger or any transfer of the assets of the Issuer substantially as an entirety complying with SECTION 3.13(a), the Person formed by or surviving the consolidation or merger (if other than the Issuer) or the Person to which the transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if that Person had been named as the Issuer. Upon any transfer complying with SECTION 3.13, the entity that was the Issuer prior to the transfer shall be released from its obligations under this Indenture as Issuer immediately upon the effectiveness of the transfer but shall not be released from any obligations or liabilities to the Indenture Trustee or the Bondholders arising prior to such effectiveness.

      Section 1.31      NO OTHER BUSINESS.

            The Issuer shall not engage in any business other than financing, purchasing, owning, selling, and managing the Collateral in the manner contemplated by this Indenture and the other Transaction Documents and all activities incidental thereto.

      Section 1.32      NO BORROWING.

            Except as contemplated by this Indenture, the Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Bonds and the obligation to reimburse each Master Servicer, the Indenture Trustee and the Fiscal Agent for Advances, to pay accrued Advance Interest on such Advances and for the obligations of the Issuer under the Transaction Documents.

      Section 1.33      GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES.

            Except as contemplated by this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own (or agree contingently to acquire) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person other than in connection with the issuance of Bonds pursuant to a Supplemental Indenture.\

      Section 1.34      CAPITAL EXPENDITURES.

            The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personally). The Issuer may repurchase Bonds from any Bondholder, including any Affiliate of SFI, provided that immediately upon any such purchase, the Issuer shall submit such Bond to the Indenture Trustee for cancellation.

      Section 1.35      RESTRICTED PAYMENTS.

            The Issuer shall not, directly or indirectly: (i) pay any dividend or make any distribution, whether in cash, property, securities, or a combination of them, to any Person because of any ownership interest in the Issuer; (ii) redeem, purchase, retire, or otherwise acquire for value any ownership interest in the Issuer; or (iii) set aside any amounts for any such purpose. Notwithstanding the foregoing, the Issuer may make any distributions contemplated by, and to the extent funds are available for such purpose under, the Servicing Agreement or the Trust

Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from either of the Collection Accounts except in accordance with this Indenture, the related Supplemental Indenture and the Servicing Agreement.

      Section 1.36      FURTHER INSTRUMENTS AND ACTS.

            Upon request of the Indenture Trustee, the Issuer shall execute and deliver any further instruments and do any further acts that may be appropriate to carry out more effectively the purpose of this Indenture.


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

      Section 1.37      SATISFACTION AND DISCHARGE OF THIS INDENTURE.

            With respect to any Series, except as to (a) rights of registration of transfer and exchange of the Bonds of such Series, (b) substitution of mutilated, destroyed, lost or stolen Bonds of such Series, (c) the rights of Bondholders of such Series to receive payments of principal of and interest on such Bonds as provided in this Article, (d) SECTIONS 3.03, 3.06, 3.07, 3.09,
3.10 and 3.13 and this SECTION 4.01, (e) the rights and immunities of the Indenture Trustee under this Indenture with respect to such Series, including the rights of the Indenture Trustee under SECTION 6.07 and the obligations of the Indenture Trustee under SECTION 4.02, and (f) the rights of Bondholders of such Series as beneficiaries of this Indenture regarding property deposited under SECTION 4.02 with the Indenture Trustee and payable to any of them, this Indenture shall cease to be of further effect with respect to the Bonds of that Series, and, if provided in the related Supplemental Indenture, the Indenture Trustee shall execute proper instruments delivered to it acknowledging satisfaction and discharge of this Indenture with respect to those Bonds, on demand of and at the expense of the Issuer, when either:

            (1) all Bonds of that Series and, if so provided in any applicable Supplemental Indenture(s), the Bonds of any other outstanding Series entitled to receive Shared Funds from the aforementioned Series theretofore authenticated and delivered have been delivered to the Indenture Trustee for cancellation in accordance with the terms hereof (other than (A) Bonds that have been destroyed, lost, or stolen and that have been replaced or paid as provided in SECTION 2.06 and (B) Bonds for whose full payment money has theretofore been deposited in trust or segregated and held in trust by the Indenture Trustee and thereafter repaid to the Issuer or discharged from such trust, as provided in SECTION 3.06); or

            (2) The Bonds of that Series have become due and payable or are to be called for redemption in full on the immediately succeeding Payment Date and (A) the Issuer has deposited or caused to be deposited with the Indenture Trustee cash in the amount of all sums payable under the Indenture by the Issuer with respect to the Bonds of that Series and, if so provided in any applicable Supplemental Indenture(s), the Bonds of any other outstanding Series entitled to receive Shared Funds from the aforementioned Series; and


                  (B) the Issuer has delivered to the Indenture Trustee an Officer's Certificate of the Issuer stating that all amounts payable under this Indenture to the Holders of Bonds of such Series have been paid.

            Notwithstanding the satisfaction and discharge of this Indenture or of any Series, the obligations of the Issuer to the Indenture Trustee under
SECTION 6.07 and of the Indenture Trustee to the Bondholders under SECTION 4.02 shall survive.

      Section 1.38      APPLICATION OF TRUST MONEY.

            All monies deposited with the Indenture Trustee pursuant to SECTION
4.01 shall be held in trust and applied by it to the payment of all sums due and to become due on the Bonds for principal and interest to the Bondholders for whose payment the monies have been deposited with the Indenture Trustee. These payments may be made either directly or through any Paying Agent, as the Indenture Trustee may determine. These monies need not be segregated from other funds except to the extent required herein or in the Servicing Agreement.


                                    ARTICLE V

                              DEFAULTS AND REMEDIES

      Section 1.39      INDENTURE EVENTS OF DEFAULT.

            For all Series, "Indenture Events of Default" shall include any voluntary or involuntary event of bankruptcy, insolvency, reorganization or similar proceedings with respect to the Issuer. Such Indenture Event of Default shall be referred to as an "Automatic Indenture Event of Default." Indenture Events of Default with respect to specific Series of Bonds shall be defined in the related Supplemental Indenture. Such Indenture Events of Default shall be defined as "Series Indenture Event of Default" in the related Supplemental Indenture.

      Section 1.40      CONTROLLING HOLDER.

      (1) If an Indenture Event of Default shall occur and for so long as it is continuing with respect to any Series (unless rescinded pursuant to SECTION 5.04(c) or SECTION 5.04(d) hereof or waived pursuant to SECTION 5.13 hereof), the Company shall cease to be the Controlling

Holder of such Series, and shall no longer be afforded the opportunity to direct the related Master Servicer and the related Special Servicer with respect to the servicing and administration of the related Series Issuer Assets as provided in the Servicing Agreement for such Series.


      Section 1.41 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

            The Issuer covenants that upon the acceleration of the maturity of the Bonds of any Series pursuant to SECTION 5.04 and the demand of the Indenture Trustee, the Issuer will immediately pay to the Indenture Trustee for the benefit of the Bondholders of such Series the whole amount then due and payable on the Bonds of such Series for principal, premium (if any), interest and Yield Maintenance Premiums, if any, with interest upon the overdue principal and, to the extent that payments of such interest shall be legally enforceable, upon overdue installments of interest, in the order set forth in the applicable Supplemental Indenture and, in addition thereto, any further amount necessary to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

            If the Issuer fails to pay these amounts forthwith upon the demand of the Indenture Trustee, the Indenture Trustee, in its own name and as Indenture Trustee of an express trust, may institute a proceeding for the collection of the sums so due and unpaid, and may prosecute the proceeding to judgment or final decree, and may enforce the same against the Issuer and collect the monies adjudged or decreed to be payable in the manner provided by law.

            If an Indenture Event of Default occurs and is continuing as to any Series, the Indenture Trustee may, subject to the provisions of SECTION 5.02,
SECTION 5.12 and SECTION 6.01, proceed to protect and enforce its rights and the rights of the Bondholders of such Series under this Indenture by whatever appropriate proceedings the Indenture Trustee deems most effectual to protect and enforce any of those rights, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

            If proceedings relating to the Issuer under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law are pending, or if a receiver, assignee, or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official has been appointed for or taken possession of the Issuer or its property, or if any other comparable judicial proceedings relating to the Issuer or the creditors or property of the Issuer are pending, then the Indenture Trustee shall be entitled and empowered, by intervention in the proceedings or otherwise:

      (1) to file and prove a claim for the whole amount of principal and interest owing and unpaid on the Bonds of such Series, and to file any other papers or documents and take any other action, including participating as a member of any committee of creditors, that the Indenture

Trustee may deem appropriate to have the claims of the Indenture Trustee and of the Bondholders of such Series allowed in any proceedings relating to the Issuer upon the Bonds of such Series, or to the creditors or property of the Issuer,

      (2) to vote on behalf of the Bondholders of such Series in any election of a trustee or a standby trustee in any arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or in any election of any Person performing similar functions in comparable proceedings, and

      (3) to collect any monies or other property payable or deliverable on any such claims, and to distribute all amounts received on the claims of the Bondholders of such Series and of the Indenture Trustee on their behalf, and any trustee, receiver, liquidator, custodian or other similar official is authorized by each Bondholder to make payments to the Indenture Trustee, and, if the Indenture Trustee consents to payments going directly to the Bondholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

            Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Bondholders any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Bondholder, or to authorize the Indenture Trustee to vote regarding the claim of any Bondholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or Person performing similar functions.

            In any proceedings involving this Indenture or the Bonds the Indenture Trustee shall represent all the Bondholders, and it shall not be necessary to make any Bondholders parties to the proceedings.

      Section 1.42      REMEDIES; RESCISSION OF ACCELERATION.

      (1) Upon the occurrence of any Indenture Event of Default as to any Series (a "Defaulted Series"), the Issuer shall promptly give written notice of that Indenture Event of Default to the Indenture Trustee. The Indenture Trustee shall within five (5) Business Days of its receipt of such notice or of obtaining actual knowledge of the occurrence of an Indenture Event of Default, send a notice of such Indenture Event of Default to the Bondholders of each Series, the Master Servicer with respect to the Defaulted Series, the Special Servicer of the Defaulted Series and each Rating Agency.

      (2) If an Indenture Event of Default has occurred with respect to any Series and is continuing and the maturity of the Bonds of the Defaulted Series has been accelerated, the

Indenture Trustee shall do one or more of the following with respect to such Defaulted Series only:

            (1) institute proceedings in its own name, as trustee for an express trust, or in both such capacities, for the collection of all amounts then payable on the Bonds of the Defaulted Series (whether by declaration or otherwise), prosecute such proceedings, enforce any judgment obtained, and collect amounts adjudged due from the collateral for that Series;

            (2) at the written direction of at least 66_% of the Bondholders of the Outstanding Bonds of the Defaulted Series voting as a single class, sell or cause the sale of all or a portion of the Series Issuer Assets of the Defaulted Series pursuant to SECTION 5.16 at one or more public or private sales called and conducted in any manner permitted by law;

            (3) institute proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the collateral for the Defaulted Series;

            (4) exercise any remedies of a secured party under the UCC, maintain possession of the collateral for that Series and collect or otherwise receive in accordance with the related Servicing Agreement any money or property at any time payable or receivable on account of or in exchange for the collateral of that Series and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Bondholders of the Defaulted Series under this Indenture; or

            (5) take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee hereunder.

      (3) In the case of a Series Indenture Event of Default, upon the written direction of at least a Majority in Interest of the Bondholders of the Defaulted Series (voting as a single class), the Indenture Trustee shall accelerate the maturity of the Bonds of such Defaulted Series unless, within ten (10) Business Days of the date of the notice given to Bondholders, the Indenture Trustee receives written instructions from Bondholders of the requisite amount of Outstanding Bonds of the Defaulted Series, as specified in the related Supplemental Indenture of such Defaulted Series, rescinding the acceleration of the maturity of Bonds of the Defaulted Series; PROVIDED, that no acceleration of the maturity of the Bonds of a Defaulted Series, which occurred as a result of a default (i) in the payment of the principal or interest on any Bond of the Defaulted Series, or (ii) with respect to any of the provisions under SECTION
9.02 that cannot be modified or amended without the consent of the Bondholder of each Outstanding Bond of the Defaulted Series, may be rescinded without the consent of each Bondholder of the Defaulted Series affected by such default. Following any declaration of acceleration of a Series of Bonds in connection with a Series Indenture Event of Default, the Indenture Trustee or its designee shall solicit bids for the related Series Issuer Assets and provide the Bondholders of the Defaulted Series with an estimate of the anticipated proceeds of a sale of such Issuer Assets, and Bondholders of the Outstanding Bonds of the Defaulted Series representing at least 66_% of the Principal Amount of the Bonds of the Defaulted Series may direct the Indenture Trustee to, and if so directed the Indenture Trustee shall, sell the related Series Issuer Assets. The proceeds of the sale or other liquidation of the Series Issuer Assets of such Defaulted Series shall be deposited into the Primary Collection Account established with respect to the Defaulted Series and shall be treated as Available Series Funds and shall be applied in accordance with SECTION 5.05 hereof and the related Supplemental Indenture.

      (4) In the case of an Automatic Indenture Event of Default, the Indenture Trustee shall, immediately and without seeking direction from the Bondholders, accelerate the maturity of the Bonds of all Series unless, within ten (10) Business Days of the date of the notice given to Bondholders, the Indenture Trustee receives written instructions from a Majority in Interest of any Series of Bonds (voting as a single class) rescinding the acceleration of the maturity of Bonds of such Series; PROVIDED, that no acceleration of the maturity of the Bonds of a Defaulted Series, which occurred as a result of a default (i) in the payment of the principal or interest on any Bond, or (ii) with respect to any of the provisions under SECTION 9.02 that cannot be modified or amended without the consent of the Bondholders of each Outstanding Bond affected, may be rescinded without the consent of each Bondholder affected by such default. Following an acceleration of all Series of Bonds in connection with an Automatic Indenture Event of Default, the Indenture Trustee or its designee shall solicit bids for the Series Issuer Assets related to each outstanding Series and provide the Bondholders of each such Defaulted Series with an estimate of the anticipated proceeds of a sale of such Issuer Assets, and the Bondholders of the Outstanding Bonds of each Defaulted Series representing at least 66_% of the Principal Amount of the Bonds of the Defaulted Series may direct the Indenture Trustee, and if so directed the Indenture Trustee shall, sell the related Series Issuer Assets of such Defaulted Series. The proceeds of the sale or other liquidation of the Series Issuer Assets of each Defaulted Series shall be deposited into the Primary Collection Account with respect to such Defaulted Series, shall be used solely for making payments on the Bonds of that Defaulted Series and shall be treated as Available Series Funds and shall be applied in accordance with SECTION 5.05 hereof and the related Supplemental Indenture.

      (5) The Bondholders of any Series will be entitled to participate in any vote required in connection with an Indenture Event of Default to direct actions and resolve matters with respect to such Series only and not with respect to any other Series of Bonds. Without limiting the generality of the foregoing, upon the occurrence of an Indenture Event of Default, whether a Series Indenture Event of Default or an Automatic Indenture Event of Default, the Bondholders of a Defaulted Series shall not be entitled to direct the Indenture Trustee to, and the Indenture Trustee shall not, exercise any remedy provided for in this Indenture or in the Supplemental Indenture for such Defaulted Series with respect to the Series Issuer Assets of any other Series.

      (6) The Indenture Trustee may fix a record date and payment date for any payment to Bondholders pursuant to this Section. At least 15 days before that record date, the Indenture Trustee shall mail to each Bondholder of a Defaulted Series and the Issuer a notice that states the record date, the payment date, and the amount to be paid.

      Section 1.43      ALLOCATION OF AVAILABLE SERIES FUNDS.

            Upon liquidation of the Series Issuer Assets following an Indenture Event of Default, the proceeds thereof shall be applied to each Class of the related Series of Bonds in the same priority as is specified for such Series in the related Supplemental Indenture, except that in each case where a payment in reduction of the principal of any such Class of Bonds is required in accordance with the terms of such Supplemental Indenture, the outstanding principal amount of such Class must be paid in full before any further payments may be made on any Class of Bonds of such Series having a later alphabetical designation or of any other Series entitled to Shared Funds from such Series.

      Section 1.44 INDENTURE TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF BONDS.

            All rights of action and claims under this Indenture or the Bonds may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Bonds or their production in any proceeding relating to them. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Bondholders of the Defaulted Series and any other parties entitled thereto pursuant to the applicable Supplemental Indenture upon which the judgment has been obtained.

      Section 1.45      LIMITATION ON SUITS.

            No Bondholder of a Defaulted Series shall have any right to institute any proceedings, judicial or other, regarding this Indenture, or for the appointment of a receiver or trustee, or for any other remedy under this Indenture, unless:

      (1) the Bondholders of not less than 25% of the Principal Amount of the Outstanding Bonds of the Defaulted Series have made written request to the Indenture Trustee to institute the proceeding in its own name as Indenture Trustee;

      (2) those Bondholders have previously given written notice to the Indenture Trustee of a continuing Indenture Event of Default;

      (3) those Bondholders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with their request;

      (4) the Indenture Trustee for 60 days after its receipt of that notice, request and offer of indemnity has failed to institute appropriate proceedings; and

      (5) no direction inconsistent with the written request has been given to the Indenture Trustee during the 60-day period by a Majority in Interest of the Defaulted Series.

            No one or more Bondholders may in any manner whatever under any provision of this Indenture affect, disturb or prejudice the rights of any other Bondholder or obtain or seek to obtain priority or preference over any other Bondholder or enforce any right under this Indenture, except in the manner provided in this Indenture and in the Supplemental Indenture related to the Series of Bonds held by such Bondholder.

            If the Indenture Trustee receives conflicting or inconsistent requests and indemnity from two or more groups of Bondholders, each representing less than a Majority in Interest of the related Series, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture and shall have no liability for taking such action or for taking no action.

      Section 1.46 UNCONDITIONAL RIGHTS OF BONDHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

            Notwithstanding any other provision in this Indenture, each Bondholder shall have the absolute and unconditional right to receive payment of the principal, of premium (if any) and interest on its Bond, as such amounts become due and payable and to institute suit for the enforcement of that payment. This right shall not be impaired without the consent of the affected Bondholder.

      Section 1.47      RESTORATION OF RIGHTS AND REMEDIES.

            If the Indenture Trustee or any Bondholder has instituted any proceeding to enforce any right or remedy under this Indenture and that proceeding has been discontinued or abandoned, or has been determined adversely to the Indenture Trustee or to the Bondholder, then the Issuer, the Indenture Trustee and the Bondholder shall, subject to any determination in that proceeding, be restored to their former positions under this Indenture, and thereafter all rights and remedies of the Indenture Trustee and the Bondholders shall continue as though no proceeding had been instituted.

      Section 1.48      RIGHTS AND REMEDIES CUMULATIVE.

            No right, remedy, power or privilege herein conferred upon or reserved to the Indenture Trustee or to the Bondholders is intended to be exclusive of any other right, remedy, power or privilege. Every right, remedy, power or privilege shall be cumulative and in addition to every other right, remedy, power or privilege given under this Indenture or now or hereafter existing at law or in equity or otherwise. The assertion or exercise of any right, remedy, power or privilege shall not preclude any other further assertion or the exercise of any other appropriate right, remedy, power or privilege.

      Section 1.49      DELAY OR OMISSION NOT WAIVER.

            No failure to exercise and no delay in exercising, on the part of the Indenture Trustee or any Bondholder or other Person, any right, remedy, power or privilege upon any Indenture Event of Default shall impair that right, remedy, power or privilege or constitute a waiver of it or of the Indenture Event of Default or an acquiescence in the Indenture Event of Default. Every right, remedy, power or privilege given by this Article or by law to the Indenture Trustee or to the Bondholders may be exercised as often as may be deemed expedient by the Indenture Trustee or by the Bondholders, as the case may be.


      Section 1.50      RIGHTS OF BONDHOLDERS TO DIRECT INDENTURE TRUSTEE.

            A Majority in Interest of the Outstanding Bonds of each outstanding Series may direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee regarding the Bonds of that Series or exercising any trust or power conferred on the Indenture Trustee regarding the Bonds of that Series.

            Notwithstanding the foregoing and subject to SECTION 6.01:

      (1) the Indenture Trustee may decline any direction if the Indenture Trustee, after being advised by counsel, determines that the action so directed is in conflict with any rule of law or with this Indenture; and

      (2) the Indenture Trustee may decline any direction if the Indenture Trustee in good faith, by a Responsible Officer of the Indenture Trustee, determines that the proceedings so directed would be illegal or involve the Indenture Trustee in personal liability or be unjustly prejudicial to Bondholders of the same Series who are not parties to that direction.

      Section 1.51      WAIVER OF PAST DEFAULTS.

            At any time prior to or following the declaration of the acceleration of the maturity of the Bonds and before a judgment or decree for the payment of the money due in respect of the Bonds of any Defaulted Series has been obtained by the Indenture Trustee following any Series Indenture Event of Default, 66_% of the Holders (by Principal Amount) of the Outstanding Bonds of such Series (voting as a single class) may, after payment to Indenture Trustee of all expenses of the Indenture Trustee incurred in connection with such default and prior to its waiver, on behalf of all the Bondholders of such Series only, waive in writing any such Series Indenture Event of Default or rescind or annul the declaration of acceleration. However, no Series Indenture Event of Default due to a default in the payment of the principal or interest on any Class of Bonds may be waived without the consent of each Bondholder of such Class and no Automatic Indenture Event of Default may be waived without the consent of all of the Bondholders of all Series.

            Upon any written waiver of, or recession of, a declaration of acceleration by the Bondholders of the Defaulted Series, the default shall cease to exist as to such Series, and any Indenture Event of Default as to such Series arising from it shall be deemed to have been cured for every purpose of this Indenture. No such waiver shall extend to any subsequent or other default or impair any right consequent to it.

      Section 1.52      UNDERTAKING FOR COSTS.

            All parties to this Indenture agree, and each Bondholder by its acceptance of a Bond shall be deemed to have agreed, that in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, any court may in its discretion require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and that the court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by that party litigant. The provisions of this Section shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Bondholders (in compliance with SECTION 5.07) holding in the aggregate more than 10% of the principal balance of the outstanding Bonds of any Series, or to any suit instituted by any Bondholder for the enforcement of the payment of the principal or interest on any Bond on or after the Payment Date on which the principal or interest was due (or, in the case of redemption, on or after the applicable redemption date).

      Section 1.53      WAIVER OF STAY OR EXTENSION LAWS.

            The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may adversely affect the covenants or the performance of this Indenture. The Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      Section 1.54      SALE OF ISSUER ASSETS.

      (1) The method, manner, time, place and terms of any sale of all or any portion of the Issuer Assets pursuant to SECTION 5.04 shall be commercially reasonable. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of the sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any sale.

      (2) In any sale of all or any portion of the Issuer Assets, any Bondholder may bid for and purchase the property offered for sale, and upon compliance with the terms of the sale may hold, retain and possess and dispose of the property, without further accountability, and may, in paying the purchase money for the property, deliver any outstanding Bonds of such Series or claims for interest on the Bonds of such Series in lieu of cash up to the amount that shall, upon distribution of the net proceeds of the sale, be payable thereon, and those Bonds of such Series, if the amounts so payable are less than the amount due on the Bonds of such Series, shall be returned to the Bondholder after being appropriately stamped to show partial payment.

      (3) The Indenture Trustee may bid for and acquire any portion of the Issuer Assets securing the Bonds of such Series in a public sale, and may pay all or part of the purchase price by crediting against amounts owing to the Indenture Trustee under this Indenture, including, without limitation, the costs, charges and expenses incurred by the Indenture Trustee in connection with the sale notwithstanding the provisions of SECTION 6.07.

      (4) The Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the collateral for any Series upon its sale. In addition, the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the collateral for that Series upon its sale, and to take all action necessary to effect its sale. No purchaser or transferee of any portion of the Issuer's interest in the collateral for that Series shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

      Section 1.55      ACTION ON BONDS.

            The Indenture Trustee's right to seek and recover judgment on the Bonds of any Series or under this Indenture shall not be affected by the seeking or obtaining of or application for any other relief under this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Bondholders of such Series shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under that judgment upon any portion of the Collateral. Any money or property collected by the Indenture Trustee shall be applied as specified in the applicable Supplemental Indenture.


                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

      Section 1.56      DUTIES OF THE INDENTURE TRUSTEE.

      (1) If an Indenture Event of Default has occurred and is continuing and a Responsible Officer of the Indenture Trustee has actual knowledge or written notice of that Indenture Event of Default, the Indenture Trustee shall, before receiving written direction from at least 66_% of the Bondholders of the Outstanding Bonds of the Defaulted Series pursuant to SECTION 5.04(c), in the case of a Series Event of Default, or at least 66_% of the Outstanding Bonds of the Bondholders of all Series voting as a single class pursuant to SECTION 5.04(d), in the case of an Automatic Indenture Event of Default, exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

      (2)   Except during the continuance of an Indenture Event of Default,

            (1) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

            (2) in the absence of bad faith or negligence on its part, the Indenture Trustee may conclusively rely (as to their truth and correctness) upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture.

      (3) The Indenture Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee that are specifically required to be furnished pursuant to any provision of this Indenture, shall examine them to determine whether they substantially conform to the requirements of this Indenture. The Indenture Trustee shall give prompt written notice to the Bondholders and each Rating Agency of any material lack of conformity of any such instrument to the applicable requirements of this Indenture discovered by the Indenture Trustee that would entitle a Majority in Interest of the Bondholders to take any action pursuant to this Indenture.

      (4) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (1) this Subsection shall not be construed to limit the effect of Subsection (b) of this Section;

            (2) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Indenture Trustee absent proof that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

            (3) the Indenture Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with the Indenture or at the direction of the Bondholders of the requisite amount of Outstanding Bonds, as specified in the related Supplemental Indenture of each outstanding Series of Bonds relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or for exercising any trust or power conferred upon the Indenture Trustee, under this Indenture. The Indenture Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith at the direction of a Master Servicer or a Special Servicer if such action is authorized under the applicable Servicing Agreement. In connection with any such direction, the Master Servicer or the Special Servicer, as the case may be, shall execute and deliver to the Indenture Trustee a certificate expressly stating that such action is authorized pursuant to the applicable Servicing Agreement, and the Indenture Trustee may conclusively rely on such certificate.

      (5) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under this Indenture or in the exercise of any of its rights or powers if it has reasonable grounds for believing that repayment of its funds or adequate indemnity against any risk or liability is not reasonably assured to it.

      (6) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to Subsections (a), (b), (d) and (e) of this Section.

      (7) The Indenture Trustee shall have no responsibility or liability for investment losses on Eligible Investments.

      (8) The Indenture Trustee shall notify each Rating Agency immediately of the occurrence of any Indenture Event of Default of which the Indenture Trustee has actual knowledge or has actual notice from the Master Servicer or the Special Servicer.

      (9) The Indenture Trustee shall hold directly, or through a custodian, any Loans delivered to it that are evidenced by any "instruments" within the meaning of any applicable enactment of the UCC and may release any such Issuer Asset to the Master Servicer, the Special Servicer or as otherwise provided in the Servicing Agreement at its written request.

      (10) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Indenture Event of Default or default by the Master Servicer or the Special Servicer under the Servicing Agreement, unless a Responsible Officer of the Indenture Trustee has actual knowledge of the event or has received written notice of it. For the purposes of determining the Indenture Trustee's responsibility and liability under this Indenture, any reference to an Indenture Event of Default or default by the Master Servicer or the Special

Servicer under the Servicing Agreement, shall be construed to refer only to such event of which the Indenture Trustee is deemed to have notice as described in this Subsection.

      (11) The Indenture Trustee shall not be responsible for the actions or omission of the Master Servicer or the Special Servicer.

      Section 1.57      NOTICE OF INDENTURE EVENT OF DEFAULT.

            Upon the occurrence of any Indenture Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge or has received written notice, the Indenture Trustee shall transmit by mail to the Rating Agencies and to the Bondholders of all Series as their names and addresses appear on the Bond Register, notice of the Indenture Event of Default within 30 days after it receives notice or obtains actual knowledge of the event.

      Section 1.58      RIGHTS OF INDENTURE TRUSTEE.

            Except as otherwise provided in SECTION 6.01:

      (1) the Indenture Trustee may conclusively rely and shall fully be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (2) whenever in the administration of this Indenture the Indenture Trustee deems it desirable that a matter be proved or established prior to taking, suffering or omitting any action, the Indenture Trustee (unless other evidence is specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate of the Issuer;

      (3) as a condition to the taking, suffering or omitting of any action by it, the Indenture Trustee may consult with counsel, and the advice of counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in reliance thereon;

      (4) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to honor the request or direction of any of the Bondholders of any Series pursuant to this Indenture, unless the Bondholders of such Series shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with the request or direction;

      (5) the Indenture Trustee shall not be bound to make any investigation into the matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other document, but the Indenture Trustee, in its discretion, may make any further inquiry or investigation into those matters that it deems appropriate, and, if the Indenture Trustee determines to inquire further, it shall be entitled to examine the books, records and premises of the Issuer, any Master Servicer and any Special Servicer, personally or by agent or attorney;

      (6) the Indenture Trustee may execute any of the trusts or powers under this Indenture or perform any duties under this Indenture either directly or through agents, attorneys, custodians, or nominees and the Indenture Trustee shall not be responsible for (i) any misconduct or negligence on the part of any agent, attorney, custodians, or nominees appointed with due care by it or (ii) the supervision of those agents, attorneys, custodians or nominees appointed with due care;

      (7) the Indenture Trustee shall not be liable for any actions taken, suffered, or omitted by it in good faith and believed by it to be authorized or within the discretion or rights conferred upon the Indenture Trustee by this Indenture; and

      (8) if the Indenture Trustee is also acting as Paying Agent and as Transfer Agent and Registrar, the rights and protections afforded to the Indenture Trustee pursuant to this Article shall also be afforded to it as Paying Agent and as Transfer Agent and Registrar.

      Section 1.59      NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF BONDS.

            The recitals contained in this Indenture and in the Bonds, except the certificate of authentication of the Indenture Trustee, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representation as to the validity or sufficiency of this Indenture, the Bonds or any related document. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds from the Bonds.

      Section 1.60      MAY HOLD BONDS.

            The Indenture Trustee, any Paying Agent, any Transfer Agent and Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Bonds and may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Paying Agent, Transfer Agent and Registrar, or other agent.

      Section 1.61      MONEY HELD IN TRUST.

            Any money held by the Indenture Trustee in trust under this Indenture need not be segregated from any other funds held by the Indenture Trustee in trust under this Indenture except to the extent required by this Indenture. The Indenture Trustee shall be under no liability for interest on any money received by it under this Indenture except as otherwise agreed upon in writing by the Indenture Trustee.

      Section 1.62      COMPENSATION, REIMBURSEMENT, AND INDEMNIFICATION.

      (1)   The Issuer agrees:

            (1) to pay the Indenture Trustee (no less frequently than each Payment Date) the compensation required under the Supplemental Indenture for each Series (which compensation shall not be limited by any provision of law regarding the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided in this Indenture, to reimburse the Indenture Trustee and the Fiscal Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee pursuant to this Indenture and any Transaction Document (including all costs and expenses incurred by the Indenture Trustee and the Fiscal Agent exercising any remedies under this Indenture and the reasonable compensation and the expenses and disbursements of its agents and counsel, except any such expense, disbursement or advance that may be attributable to its negligence or bad faith); and

            (3) to indemnify the Indenture Trustee, the Fiscal Agent and their respective officers, directors, employees and agents against any loss, liability, expense, damage or injury suffered or sustained without negligence or bad faith on its part, arising in connection with the acceptance or administration of this trust, including (x) the costs and expenses of defending itself against any claim or liability from the exercise or performance of any of its powers or duties under this Indenture and the Transaction Documents and (y) to the extent such Person has not been indemnified therefor under any other Transaction Document, the maintenance and administration of any account.

      (2) If, on any date when a fee is payable to the Indenture Trustee pursuant to this Indenture, sufficient funds are not available for its payment, any portion of a fee not paid shall be deferred and payable, together with compensatory interest (at a rate not to exceed the federal funds rate), on the next date on which a fee is payable and sufficient funds are available.

      (3) Amounts payable or reimburseable to the Indenture Trustee by the Issuer shall not be funded from the collateral for any Series other than the Series in respect of which such losses, costs or expenses were incurred.

      Section 1.63      REPLACEMENT OF INDENTURE TRUSTEE.

            No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section. The Indenture Trustee may resign at any time upon 30 days' written notice to the Issuer. Holders of a Majority in Interest of all outstanding Series, voting in the aggregate, may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The removal or resignation of the Indenture Trustee shall be deemed to be the simultaneous removal or resignation of the Fiscal Agent. The Issuer shall remove the Indenture Trustee, if:

            (1)   the Indenture Trustee fails to satisfy SECTION 6.11;

            (2) the Indenture Trustee is adjudged a bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer takes charge of the Indenture Trustee or its property or its affairs for the purpose of rehabilitation, conservation or liquidation; or

            (3) the Indenture Trustee otherwise becomes legally unable to act.

            If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee and obtain a Rating Agency Confirmation from each Rating Agency in connection therewith.

            A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Bondholders of all Series. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

            If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or a Majority in Interest of all outstanding Series may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

            If the Indenture Trustee fails to satisfy SECTION 6.11, any Bondholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

            Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under SECTION 6.07 shall continue for the benefit of the retiring Indenture Trustee and the retiring Fiscal Agent.

            In the event of the Indenture Trustee's removal without cause, all expenses incurred by the Indenture Trustee and the Fiscal Agent in connection with such removal shall be reimbursed to the Indenture Trustee and the Fiscal Agent, as applicable, from the Primary Collection Account.

            In connection with the appointment of a successor Indenture Trustee, the Issuer shall deliver an Opinion of Counsel to such successor Indenture Trustee and each Rating Agency to the effect that such successor Indenture Trustee shall have a perfected security interest of first priority in the Issuer Assets.

      Section 1.64      SUCCESSOR INDENTURE TRUSTEE BY MERGER.

            If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee if that corporation or banking association is otherwise qualified and eligible under SECTION 6.11. The Indenture Trustee shall provide the Rating Agencies written notice of any such transaction and obtain a Rating Agency Confirmation in connection with such transaction.

            If any Bonds have been authenticated but not delivered at the time a successor to the Indenture Trustee by merger, conversion, consolidation or transfer succeeds to the trusts created by this Indenture, the successor to the Indenture Trustee may adopt the certificate of authentication of the predecessor Indenture Trustee and deliver the Bonds so authenticated.

            Any successor to the Indenture Trustee may authenticate Bonds in the name of either the predecessor Indenture Trustee or the successor Indenture Trustee and those certificates of authentication shall have the full force that it is anywhere provided in the Bonds or in this Indenture that certificates of authentication of the Indenture Trustee shall have.

      Section 1.65 APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE.

      (1) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of any part of the Issuer Assets, and to vest in those Persons, in such capacity and for the benefit of the Bondholders, title to any part of the Issuer Assets and, subject to the other provisions of this Section, the powers, duties, obligations, rights and trusts that the Indenture Trustee considers appropriate. No co-trustee or separate trustee under this Indenture shall be required to meet the terms of eligibility as a successor trustee under SECTION 6.11 and no notice to Bondholders of the appointment of any co-trustee or separate trustee shall be required under SECTION 6.08.

      (2) Every separate trustee and co-trustee shall be appointed and act subject to the following provisions and conditions:

            (1) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and the separate trustee or co-trustee jointly (the separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in the act), except to the extent that under any law of any jurisdiction in which any particular acts are to be performed the Indenture Trustee is incompetent or unqualified to act, in which event the rights, powers, duties and obligations shall be performed singly by the separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

            (2) no trustee under this Indenture shall be personally liable by reason of any act or omission of any other trustee under this Indenture; and

            (3) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

      (3) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every instrument of appointment shall be filed with the Indenture Trustee.

      (4) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority to do any lawful act under this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, without the appointment of a new or successor trustee.

      Section 1.66      ELIGIBILITY; DISQUALIFICATION.

            The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition, and the long term unsecured debt ratings of the Indenture Trustee shall be rated at least "AA" by S&P, "A2" by Moody's and "AA" by Fitch or the long term unsecured debt ratings of the Fiscal Agent shall be rated at least "AA" by S&P, "Aa3" by Moody's and "AA" by Fitch.

      Section 1.67      REPRESENTATIONS AND COVENANTS OF THE INDENTURE
TRUSTEE.

            The Indenture Trustee represents, warrants, and covenants that:

            (1) It is duly organized and validly existing as a national banking association;

            (2) It has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and the other Transaction Documents to which it is a party; and

            (3) Each of this Indenture and the other Transaction Documents to which it is a party has been duly executed and delivered by the Indenture Trustee and constitutes its valid and legal binding obligation enforceable in accordance with its terms.


                                   ARTICLE VII

                        BONDHOLDERS' LIST AND REPORTS BY
                          INDENTURE TRUSTEE AND ISSUER

      Section 1.68 ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF BONDHOLDERS.

            Within five days after each Record Date, the Issuer will cause to be furnished to the Indenture Trustee a list, in such form as the Indenture Trustee may reasonably require, of the names, addresses and taxpayer identification numbers of the Bondholders as they appear on the Bond Register as of that Record Date. At any other time, the Indenture Trustee may request the Issuer to furnish, on ten days' written notice, a list of similar form and content as of a date not more than 10 days prior to the time the list is furnished. So long as the Indenture Trustee is the Transfer Agent and Registrar, the Issuer shall not be required to furnish those lists and the Indenture Trustee shall furnish to the Issuer such list upon ten days' written request.

      Section 1.69      PRESERVATION OF INFORMATION; COMMUNICATIONS TO
                        BONDHOLDERS.

      (1) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names, addresses and taxpayer identification numbers of the Bondholders contained in the most recent list furnished to the Indenture Trustee under SECTION 7.01 and the names, addresses and taxpayer identification numbers of the Bondholders received by the Indenture Trustee in its capacity as Transfer Agent and Registrar. The Indenture Trustee may destroy any list furnished to it under SECTION 7.01 upon receipt of a new list so furnished.

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

      (2) If any Bondholder applies in writing to the Indenture Trustee stating that it desires to communicate with other Bondholders regarding their rights under this Indenture or under the Bonds, then the Indenture Trustee shall, within five Business Days after the receipt of the application, afford that Bondholder access to the information preserved at the time by the Indenture Trustee in accordance with Subsection (a) of this Section. The Indenture Trustee shall have no liability for releasing any such information to any Bondholder. The requesting Bondholder shall be responsible for any expense incurred by the Indenture Trustee in connection with obtaining a securities position listing from DTC.

      (3) If any Bondholder applies in writing to the Indenture Trustee stating that it desires a copy of the annual certificate of the Master Servicer of the related Series or the Special Servicer of the related Series prepared under the related Servicing Agreement or a copy of the annual servicing report of independent public accountants with respect to the Master Servicer of the related Series or the Special Servicer of the related Series prepared under the related Servicing Agreement, the Indenture Trustee shall furnish that Bondholder with a copy of such report to the extent such report is in the possession of the Indenture Trustee.


                                  ARTICLE VIII

                             ACCOUNTING AND RELEASES

      Section 1.70      COLLECTION OF MONEY.

            Except as otherwise expressly provided in this Indenture, the Indenture Trustee may demand payment or delivery of, and receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall hold all such money and property received by it in trust for the Bondholders and shall apply it as provided in this Indenture.

      Section 1.71      RELEASE OF COLLATERAL.

      (1) The Indenture Trustee may, and when required by this Indenture shall, execute instruments to release property from the Lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

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

      (2) To facilitate the servicing of the Series Issuer Assets by the related Master Servicer and the related Special Servicer, the Indenture Trustee by written direction of a Responsible Officer of such Master Servicer or Special Servicer shall deliver to such Master Servicer or Special Servicer, as applicable, such powers of attorney as the Master Servicer or the Special Servicer may request authorizing the Master Servicer or the Special Servicer, as applicable, to execute in the name of the Indenture Trustee instruments of satisfaction or cancellation, or of partial or full release or discharge, and other comparable instruments regarding the Series Issuer Assets, subject to the obligations of the Master Servicer and the Special Servicer under the Servicing Agreement for that Series.

      (3) Upon written direction of a Responsible Officer of the Issuer, the Indenture Trustee shall, at such time as there are no Bonds outstanding, release and transfer, without recourse, all of the Collateral that secured the Bonds (other than any cash held for the payment of the Bonds pursuant to SECTION 4.02 hereof).

      (4) While the Bonds or Trust Certificates of any Series remain outstanding, the Issuer may, upon written direction of a Responsible Officer, request the Indenture Trustee to release any Issuer Asset from the Lien of this Indenture. Any such release shall be, if and as specified in the related Supplemental Indenture, conditioned upon satisfaction of the following conditions:

            (1) if the Issuer Asset to be released is not in default, the Issuer shall have deposited into the Primary Collection Account for the related Series, an amount equal to the sum of (1) the principal balance of such Issuer Asset, (2) any accrued and unpaid interest on such Issuer Asset, (3) the Yield Maintenance Premiums, if any, due with respect to the applicable Series in respect of the Principal Amount of the Bonds of such Series paid as a result of such prepayment and (4) any related expenses, including Bond Interest Advances and Protective Advances together with any accrued and unpaid Advance Interest, in each case as of the date of release;

            (2) if the Issuer Asset to be released is in default, the Issuer shall have deposited into the Primary Collection Account for the related Series, an amount equal to the sum of (1) the principal amount of such Issuer Asset, (2) any accrued and unpaid interest on such Issuer Asset and
      (3) any related expenses, including Bond Interest Advances and Protective Advances together with any accrued and unpaid Advance Interest, in each case as of the date of release; and

            (3) such additional conditions as may be specified in the Supplemental Indenture pursuant to which such Issuer Asset was made subject to the Lien of the Indenture.

      (5) The Indenture Trustee shall release property from the Lien of this Indenture pursuant to this SECTION 8.02 only upon receipt of a request from the Issuer accompanied by an

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

Officers' Certificate and a letter from the Credit Enhancer of the applicable Series, if any, stating that the Credit Enhancer has no objection to such request from the Issuer.


                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

      Section 1.72      SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF BONDHOLDERS.

            (1) Without the consent of the Bondholders, the Issuer and the Indenture Trustee may enter into one or more Supplemental Indentures, in form satisfactory to the Indenture Trustee, or may amend any Supplemental Indenture, for any of the following purposes:

            (1) to cure any ambiguity, to correct or supplement any provision herein that may be inconsistent with any other provision herein;

            (2) to make any other provisions regarding matters arising under this Indenture so long as the interests of the Bondholders of any Class or Series are not materially adversely affected thereby;

            (3) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee, so long as the interests of the Bondholders are not materially adversely affected thereby;

            (4) to correct or amplify the description of any property subject to the Lien of this Indenture, or better to assure, convey and confirm to the Indenture Trustee any property required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property;

            (5) to modify the terms of this Indenture as required or made necessary by any change in applicable law, so long as the interests of the Bondholders are not materially adversely affected thereby;

            (6) to add to the covenants of the Issuer, for the benefit of the Bondholders, or to surrender any right or power herein conferred upon the Issuer;

            (7) to add additional Events of Default, so long as the interests of the Bondholders are not materially adversely affected thereby;

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

            (8) to evidence the succession, in compliance with SECTION 3.13, of another person to the Issuer, and the assumption by the successor of the covenants of the Issuer herein and in the Bonds;

            (9) to evidence the acceptance of the appointment under this Indenture of a successor trustee and to add to or change any of the provisions of this Indenture necessary to facilitate the administration of the trusts under this Indenture by more than one trustee, pursuant to the requirements of Article VI;

            (10) to provide for the issuance of one or more new Series of Bonds in accordance with the provisions of SECTION 2.11, including the designation of the Issuer Assets that will secure such Series;

            (11) to cause the Supplemental Indenture to conform to the Offering Memorandum prepared in connection with the related Series of Bonds; or

            (12) to provide for the termination of any Credit Enhancement in accordance with the provisions of the related Supplemental Indenture.

            The Indenture Trustee is authorized to join in the execution of any such Supplemental Indenture and to make any further appropriate agreements and stipulations that may be therein contained.

            Notwithstanding the foregoing, the Issuer and the Indenture Trustee shall not enter into any Supplemental Indenture or amendment to any Supplemental Indenture for the purposes described in (x) the foregoing clauses (ii) through
(x) and (xii) unless each Rating Agency shall have delivered to the Indenture Trustee a Rating Agency Confirmation with respect thereto or (y) the foregoing clause (xi) unless the Issuer shall have delivered to each Rating Agency copies of the proposed amendment not less than 10 days prior to the execution thereof.

      (2) The Issuer and the Indenture Trustee (when authorized by a written direction of a Responsible Officer of the Issuer) may also, without the consent of any Bondholders but with prior notice to the Rating Agencies and delivery to the Indenture Trustee by each Rating Agency of a Rating Agency Confirmation regarding the Bonds of all Series, enter into a Supplemental Indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Bondholders under this Indenture, provided such action will not, as evidenced by an Opinion of Counsel of the Issuer, delivered and acceptable to the Indenture Trustee, adversely affect in any material respect the interests of any Bondholder.

      (3) The issuance of an additional Series pursuant to SECTION 2.11 and any amendments regarding the addition or removal of Issuer Assets from the Issuer pursuant to Section 3.28

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

of the Servicing Agreement will not be considered an amendment requiring Bondholder consent under the provisions of this Indenture.

      Section 1.73      SUPPLEMENTAL INDENTURES WITH CONSENT OF BONDHOLDERS.

            The Issuer and the Indenture Trustee (when authorized by a written direction of a Responsible Officer of the Issuer) also may, with the consent of a Majority in Interest of each adversely affected Series, enter into a Supplemental Indenture for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of those Bondholders under this Indenture. However, no such Supplemental Indenture shall, without the consent of each Bondholder adversely affected thereby:

      (1) change the Payment Date of any principal, interest or other amount due of any Bond;

      (2) reduce the Principal Amount, Interest Rate or the redemption price of any Bond;

      (3) change any place of payment where, or the coin or currency in which, any Bond or any interest thereon is payable;

      (4) impair the right to institute suit for the enforcement of any payment on the Bonds, as provided in the Indenture, on or after the respective due dates thereof;

      (5) reduce the percentage of the aggregate Principal Amount of the Bonds of any Class, the consent of whose holders is required for such amendment, or for any waiver of defaults under the Indenture;

      (6) reduce the percentage of the aggregate Principal Amount of the Bonds of any Class, the consent of whose holders is required to direct the Indenture Trustee to sell or liquidate the Collateral;

      (7) decrease the percentage of the aggregate Principal Amount of the Bonds required to amend the sections of the Indenture that specify the applicable percentage of the aggregate principal amount of the Bonds necessary to amend the Indenture, as well as those sections of the Transaction Documents that require such consent for a similar amendment;

      (8) modify or alter the provisions of the Indenture regarding the voting of Bonds held by the Issuer, SFI, the Company or any Affiliate thereof; or

      (9) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture on any part of the Collateral for the Bonds or, except as otherwise permitted or contemplated therein, terminate the lien of the Indenture on any Collateral at any time subject to the Indenture or deprive any Bondholder of the security provided by the lien of the Indenture.

The Indenture Trustee may in its discretion determine whether or not any Bonds would be affected by any Supplemental Indenture and any such determination shall be conclusive upon the Bondholders, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

            Notwithstanding the foregoing, the Issuer and the Indenture Trustee shall not enter into any Supplemental Indenture or amendment to any Supplemental Indenture for the purposes described in this SECTION 9.02 unless each Rating Agency shall have delivered to the Indenture Trustee a Rating Agency Confirmation with respect thereto.

            It shall not be necessary for any Act of Bondholders under this Section to approve the particular form of any proposed Supplemental Indenture, but it shall be sufficient if that Act shall approve the substance thereof.

            Promptly after the execution by the Issuer and the Indenture Trustee of any Supplemental Indenture pursuant to this Section, the Indenture Trustee shall mail to the Bondholders to which such Supplemental Indenture relates written notice setting forth in general terms the substance of such Supplemental Indenture. The failure of the Indenture Trustee to mail any such notice, or any defect therein, shall not in any way impair or affect the validity of such Supplemental Indenture.

      Section 1.74      EXECUTION OF SUPPLEMENTAL INDENTURES.

            In executing, or accepting the additional trusts created by, any Supplemental Indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to SECTIONS 6.01 and 6.02) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such Supplemental Indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any Supplemental Indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

      Section 1.75      EFFECT OF SUPPLEMENTAL INDENTURE.

            Upon the execution of any Supplemental Indenture under this Article, this Indenture shall be modified in accordance therewith, and such Supplemental Indenture shall form a part of this Indenture for all purposes, and every Holder of Bonds theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

      Section 1.76      REFERENCE IN BONDS TO SUPPLEMENTAL INDENTURES.

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

            Bonds authenticated and delivered after the execution of any Supplemental Indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee (which approval shall not be unreasonably withheld) as to any matter provided for in such Supplemental Indenture. If the Issuer so determines, new Bonds so modified as to conform, in the reasonable opinion of the Indenture Trustee and the Issuer, to such Supplemental Indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for outstanding Bonds.

      Section 1.77      AMENDMENTS IN GENERAL.

            No Supplemental Indenture, amendment, or other change in this Indenture may be made without the written consent of SFI.


                                    ARTICLE X

                                  MISCELLANEOUS

      Section 1.78      FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to those matters in one or several documents.

            Any certificate or opinion of a Responsible Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of a Responsible Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the applicable Master Servicer, the applicable Special Servicer, SFI, the Issuer, or the Administrator, stating that the information with respect to those factual matters is in the possession of such Master Servicer, such Special Servicer, SFI, the Issuer, unless such Responsible Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to those matters are erroneous.

            Where any Person is required to make, give, or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of that certificate or report (as the case may be), of the facts and opinions stated in that document shall in such case be conditions precedent to the right of the Issuer to have that application granted or to the sufficiency of that certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article Six.

      Section 1.79      ACTS OF BONDHOLDERS.

      (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by those Bondholders in person or by agent duly appointed in writing and satisfying any requisite percentages as to minimum number or dollar value of outstanding principal amount represented by those Bondholders. Except as herein otherwise expressly provided, any such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

      (2) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.

      (3)   The ownership of Bonds shall be proved by the Bond Register.

      (4) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Bondholder shall bind the Holder (and any transferee thereof) of every Bond issued upon the registration thereof in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

      Section 1.80 NOTICES, ETC. TO INDENTURE TRUSTEE, ISSUER, AND RATING AGENCIES.

      (1) Any request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

            (1) the Indenture Trustee by any Bondholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to a Responsible Officer of the Indenture Trustee, by facsimile transmission or by other means acceptable to the Indenture Trustee to or with the Indenture Trustee at its principal corporate trust office; or

            (2) the Issuer by the Indenture Trustee or by any Bondholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Issuer addressed to iStar Asset Receivables Trust, c/o Wilmington Trust Company, as Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, ATTN:
      Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. A copy of each notice to the Issuer shall be sent in writing and mailed, first-class postage prepaid, to iStar Financial Inc., 1114 Avenue of the Americas, 27th Floor, New York, New York 10036, ATTN: Mr. Spencer B. Haber, Chief Financial Officer.

      (2) Notices required to be given to the Rating Agencies by the Issuer or the Indenture Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested or by overnight courier or facsimile transmission, to: (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., CLO/CBO Monitoring Department, 99 Church Street, New York, New York 10007; (ii) in the case of S&P, at the following address:
Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attention: Asset Backed Surveillance Department; and (iii) in the case of Fitch IBCA, Inc., at the following address:
One State Street Plaza, New York, New York 10004, Attention: CMBS Surveillance; or as to each of the foregoing or as to any other Rating Agency, at such other address as shall be designated by written notice to the other parties.

      Section 1.81      NOTICES TO BONDHOLDERS; WAIVER.

            All notices required to be given by the Issuer to the Bondholders shall, in addition to being given by mail as provided below, be given by publication at least once (i) in one authorized newspaper in the English language in London and (ii) if any Bonds are listed on the Luxembourg Stock Exchange and the rules of that stock exchange shall so require, in one authorized newspaper in Luxembourg. An authorized newspaper is a newspaper of general circulation customarily published on each Business Day, whether or not it is published in Saturday, Sunday or holiday editions. The FINANCIAL TIMES in London and the LUXEMBURGER

WORT in Luxembourg are the initial authorized newspapers. If it becomes impracticable to give notice to the Bondholders in this manner, then notification in lieu thereof by publication approximating the terms and conditions of the required publication insofar as may be practicable shall constitute sufficient notice. Neither the failure to give notice nor any defect in any notice to any particular Bondholder shall affect the sufficiency of any notice to other Bondholders. Notice by publication will be deemed to have been given on the date of publication, or if published on different dates, on the date of the first publication.

            Where this Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by registered or certified mail or first class postage prepaid or national overnight courier service to each Bondholder affected by such event, at the address of that Bondholder as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Bondholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Bondholder shall affect the sufficiency of such notice with respect to other Bondholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

            Where this Indenture provides for notice in any manner, that notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and any such waiver shall be the equivalent of that notice. Waivers of notice by Bondholders shall be filed with the Indenture Trustee but no such filing shall be a condition precedent to the validity of any action taken in reliance upon any such waiver.

            If because of the suspension of regular mail service, it is impractical to mail notice of any event to Bondholders when that notice is required to be given, then any manner of giving that notice that is satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of that notice.

            The Issuer shall give prompt written notice to the Rating Agencies of any of the following occurrences: (a) the appointment of a successor Indenture Trustee, (b) the execution of a Supplemental Indenture pursuant to
Article IX, (c) the adoption of any amendment to the Servicing Agreement and (d) the payment of the entire principal of the Bonds. Any such notice shall be sufficient if furnished in writing to the Rating Agencies.

      Section 1.82 ADMINISTRATOR TO ACT FOR ISSUER. Any duty or obligation of the Issuer required to be performed under this Indenture or under any Supplemental Indenture may, in the sole discretion of the Issuer, be performed by the Administrator.

      Section 1.83      ALTERNATE PAYMENT AND NOTICE PROVISIONS.

            Notwithstanding any provision of this Indenture or any of the Bonds to the contrary, the Issuer, with the consent of the Indenture Trustee, may enter into any agreement with any Bondholder providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to that Bondholder, that is different from the methods provided for in this Indenture for payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement, and the Indenture Trustee will cause payments to be made and notices to be given in accordance with those agreements.

      Section 1.84      EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      Section 1.85      SUCCESSORS AND ASSIGNS.

            All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

      Section 1.86      SEPARABILITY.

            If any provision in this Indenture or in the Bonds is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 1.87      BENEFITS OF INDENTURE.

            Except as set forth in SECTION 10.13 and subject to SECTIONS 9.01 and 9.02, nothing in this Indenture or in the Bonds, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Bondholders, any benefit.

      Section 1.88      LEGAL HOLIDAYS.

            In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Bonds or this Indenture) payment need not be made on that date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

      Section 1.89      GOVERNING LAW.

            THIS INDENTURE AND EACH BOND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE
CONFLICTS-OF-LAW PRINCIPLES THEREOF) APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

      Section 1.90      COUNTERPARTS.

            This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      Section 1.91      ISSUER OBLIGATION.

            No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Bonds or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) either the Indenture Trustee or the Fiscal Agent in their respective individual capacities, (ii) any owner of a beneficial interest in the Issuer, or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Fiscal Agent in its individual capacity, any holder of a beneficial interest in the Issuer or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Fiscal Agent in its individual capacity, except as any such Person may have expressly agreed (it being understood that neither the Indenture Trustee nor the Fiscal Agent have any such obligations in their individual capacity).

      Section 1.92      NO PETITION.

            Each of the Indenture Trustee, LaSalle Bank National Association (in its individual capacity), the Fiscal Agent and ABN AMRO Bank N.V. (in its individual capacity) by entering into this Indenture, and each Bondholder, by accepting a Bond, hereby covenant that they will not, until one year and one day after all Bonds of all Series have been paid in full, institute against the Issuer, or join in any institution against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Bonds, this Indenture or any of the Transaction Documents.

      Section 1.93      LIMITATION OF OWNER TRUSTEE LIABILITY.

            It is expressly understood and agreed by the parties that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it pursuant to the Trust Agreement,
(b) the representations, undertakings and agreements herein made on the part of the Issuer are made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but are made and intended solely for the purpose of binding the Issuer, (c) nothing contained herein shall be construed as creating any liability with

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

respect to Wilmington Trust Company, individually or personally, to perform any covenant, expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related documents.

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

            IN WITNESS WHEREOF, the Issuer, the Indenture Trustee and the Fiscal Agent have caused this Indenture to be duly executed by their respective officers thereunto duly authorized and attested, all as of the day and year first above written.

                              iSTAR ASSET RECEIVABLES TRUST,
                                     Issuer

                              By: WILMINGTON TRUST COMPANY, not in its
                                     individual capacity, but solely as
                                     Owner Trustee on behalf of the Issuer


                              By:
                                 ---------------------------------------------
                                      Name:
                                     Title:


                              LASALLE BANK NATIONAL ASSOCIATION,
                                 not in its individual capacity,
                                 but solely as Indenture Trustee


                              By:
                                 ---------------------------------------------
                                      Name:
                                     Title:

                              ABN AMRO BANK N.V.,
                                 not in its individual capacity,
                                 but solely as Fiscal Agent


                              By:
                                 ---------------------------------------------
                                      Name:
                                     Title:


                              By:
                                 ---------------------------------------------
                                      Name:
                                     Title: